Exhibit

2.2
DESCRIPTION

OF

SECURITIES

REGISTERED

UNDER

SECTION

12

OF

THE

EXCHANGE

ACT
As

of

December

31,

2020,

Barclays

PLC

(“Barclays,”

the

“Company,”

“we,”

“us,”

and

“our”)

had

four

classes

of

securities

registered

pursuant

to
Section

12(b)

of

the

Securities

Exchange

Act

of

1934

(the

“Act”):

our

Ordinary

Shares;

our

American

Depositary

Receipts

(ADRs);

our

Senior
Debt

Securities;

and

our

Subordinated

Debt

Securities.

Barclays

PLC

and

its

consolidated

subsidiaries

is

referred

to

as

the

“Group.”
A.

Description

of

Ordinary

Shares
This

summary

of

the

general

terms

and

provisions

of

our

ordinary

shares

does

not

purport

to

be

complete

and

is

subject

to

and

qualified

in

its
entirety

by

reference

to

our

Articles

of

Association

(the

“Articles”),

which

is

incorporated

herein

by

reference

to

the

Form

6-K

filed

on

May

2,
2013

(Film

No.

13806088).
Barclays

has

ordinary

shares

in

issue

which

are

in

registered

form

and

are

governed

by

the

laws

of

England

and

Wales.

The

shareholders

of
Barclays

passed

an

ordinary

resolution

on

May

7,

2020

to

increase

its

share

capital

by

the

creation

of

new

shares

of

up

to

£825,000,000

in
relation

to

any

issue

of

securities

that

automatically

convert

into

or

are

exchanged

for

ordinary

shares

of

Barclays,

which

authorization

expires
on

the

earlier

of

the

end

of

Barclays’

Annual

General

Meeting

to

be

held

in

2021

and

the

close

of

business

on

June

30,

2021,

unless

otherwise
renewed

or

passed

pursuant

to

a

separate

resolution.

As

at

December

31,

2020

there

were

17,359,000,000

ordinary

shares

in

issue,

each
having

a

nominal

value

of

25

pence

per

share.

Our

ordinary

shares

are

admitted

to

trading

on

the

London

Stock

Exchange

under

the

symbol
“BARC”.
Our

Articles

contain

provisions

to

the

following

effect:
Dividends
Subject

to

the

provisions

of

the

Articles

and

applicable

legislation,

Barclays

at

any

general

meeting

may

declare

dividends

on

the

ordinary
shares

by

ordinary

resolution,

but

such

dividends

may

not

exceed

the

amount

recommended

by

the

board

of

directors

of

Barclays

(the

“Board”).
The

Board

may

also

declare

and

pay

interim

or

final

dividends

if

it

appears

they

are

justified

by

our

financial

position.
All

unclaimed

dividends

payable

in

respect

of

any

share

may

be

invested

or

otherwise

made

use

of

by

the

Board

for

the

benefit

of

Barclays

until
claimed.

If

a

dividend

is

not

claimed

after

12

years

of

it

becoming

payable,

it

is

forfeited

and

reverts

to

us.
Barclays

operates

a

Scrip

Dividend

Programme

that

enables

eligible

shareholders

to

elect

to

receive

new

ordinary

shares

issued

by

Barclays
PLC

instead

of

a

cash

dividend.
Under

the

terms

of

the

6.278%

non-cumulative

callable

preference

shares,

Series

1

and

the

Euro

non-cumulative

callable

preference

shares
issued

by

our

subsidiary,

Barclays

Bank

PLC,

if

Barclays

Bank

PLC

does

not

declare

and

pay

in

full

any

dividend

on

such

preference

shares

on
a

dividend

payment

date

(or

if

Barclays

Bank

PLC

declares

the

dividend

but

fails

to

pay

it

or

set

aside

the

amount

of

the

payment

in

full),

we
may

not

declare

or

pay

a

dividend

on

our

ordinary

shares

or

redeem,

purchase,

reduce

or

otherwise

acquire

any

of

our

share

capital

(or

set
aside

any

sum

or

establish

any

sinking

fund

for

the

redemption,

purchase

or

otherwise

acquisition

thereof)

until

the

earlier

of

the

(a)

the

dividend
payment

date

on

which

Barclays

Bank

PLC

next

declares

and

pays

in

full

a

dividend

on

such

preference

shares

and

(b)

the

date

on

or

by

which
all

of

such

preference

shares

are

either

redeemed

in

full

or

purchased

by

or

for

Barclays

Bank

PLC’s

account.
Under

the

terms

of

the

6.86%

Callable

Perpetual

Core

Tier

One

Notes,

the

6%

Callable

Perpetual

Core

Tier

One

Notes

and

the

5.3304%

Step-
up

Callable

Perpetual

Reserve

Capital

Instruments

issued

by

our

subsidiary,

Barclays

Bank

PLC,

if

Barclays

Bank

PLC

defers

a

coupon
payment,

we

may

not

declare

or

pay

a

dividend

on

our

ordinary

shares

or

redeem,

purchase,

reduce

or

otherwise

acquire

any

of

our

share
capital

until

Barclays

Bank

PLC

next

makes

a

coupon

payment

in

accordance

with

the

terms

and

conditions

of

such

instruments.
Voting
Every

member

who

is

present

in

person

or

by

proxy

or

represented

at

any

general

meeting

of

Barclays,

and

who

is

entitled

to

vote,

has

one

vote
on

a

show

of

hands.

Every

proxy

present

has

one

vote,

except

that

the

proxy

will

have

one

vote

for

and

one

vote

against

a

resolution

if

he/she
has

been

instructed

to

vote

for

and

against

the

resolution

by

different

members

or

in

one

direction

by

a

member

while

another

member

has
permitted

the

proxy

discretion

as

to

how

to

vote.

On

a

poll,

every

member

who

is

present

or

represented

and

who

is

entitled

to

vote

has

one
vote

for

every

share

held.

In

the

case

of

joint

holders,

only

the

vote

of

the

senior

holder

(as

determined

by

order

in

the

share

register)

or

his
proxy

may

be

counted.

If

any

sum

payable

remains

unpaid

in

relation

to

a

member’s

shareholding,

that

member

is

not

entitled

to

vote

that

share
or

exercise

any

other

right

in

relation

to

a

meeting

of

Barclays

unless

the

Board

otherwise

determines.
If

any

member,

or

any

other

person

appearing

to

be

interested

in

any

of

our

ordinary

shares,

is

served

with

a

notice

under

Section

793

of

the
Companies

Act

2006

(the

“Companies

Act”)

and

does

not

supply

us

with

the

information

required

in

the

notice,

then

(unless

the

Board

otherwise
decides,

and

subject

to

applicable

law)

(i)

that

member

shall

not

be

entitled

to

attend

or

vote

at

any

meeting

of

Barclays,

and

(ii)

if

the

shares

of
the

defaulting

member

represent

0.25%

or

more

of

the

issued

shares

of

the

relevant

class,

dividends

or

other

monies

payable

on

those

shares
shall

be

retained

by

us

and

no

transfer

of

those

shares

shall

be

registered

(other

than

certain

specified

“excepted

transfers”).

These

sanctions
cease

to

have

effect

seven

days

after

we

have

received

the

information

requested,

or

when

we

are

notified

that

an

“excepted

transfer”

of

all

of
the

relevant

shares

to

a

third

party

has

occurred,

or

as

the

Board

otherwise

determines.
The

Articles

provide

that

one-third

of

the

directors

shall

retire

from

office

and

not

offer

themselves

for

re-election

at

each

annual

general
meeting.

In

accordance

with

the

UK

Corporate

Governance

Code,

all

directors,

who

are

otherwise

not

retiring

from

office,

are

subject

to

annual
re-election

by

shareholders.

Transfers
Ordinary

shares

may

be

held

in

either

certificated

or

uncertificated

form.

Certificated

ordinary

shares

shall

be

transferred

in

writing

in

any

usual
or

other

form

approved

by

the

Board

and

executed

by

or

on

behalf

of

the

transferor.

Transfers

of

uncertificated

ordinary

shares

shall

be

made

in
accordance

with

the

Companies

Act

and

Uncertificated

Securities

Regulations

2001,

as

amended.
The

Board

is

not

bound

to

register

a

transfer

of

partly

paid

ordinary

shares,

or

fully

paid

shares

in

exceptional

circumstances

approved

by

the
Financial

Conduct

Authority

(the

“FCA”).

The

Board

may

also

decline

to

register

an

instrument

of

transfer

of

certificated

ordinary

shares

unless
(i)

it

is

duly

stamped

and

deposited

at

the

prescribed

place

and

accompanied

by

the

share

certificate(s)

and

such

other

evidence

as

reasonably
required

by

the

Board

to

evidence

right

to

transfer,

(ii)

it

is

in

respect

of

one

class

of

shares

only,

and

(iii)

it

is

in

favor

of

a

single

transferee

or
not

more

than

four

transferees

(except

in

the

case

of

executors

or

trustees

of

a

member).
Redemption

Subject

to

applicable

legislation

and

the

rights

of

the

other

shareholders,

any

share

may

be

issued

on

terms

that

it

is,

at

our

option

or

the

option
of

the

holder

of

such

share,

redeemable.

The

directors

are

authorized

to

determine

the

terms,

conditions

and

manner

of

redemption

of

any

such
shares

under

the

Articles.
Calls

on

capital
The

directors

may

make

calls

upon

the

members

in

respect

of

any

monies

unpaid

on

their

shares.

A

person

upon

whom

a

call

is

made

remains
liable

even

if

the

shares

in

respect

of

which

the

call

is

made

have

been

transferred.

Interest

will

be

chargeable

on

any

unpaid

amount

called

at

a
rate

determined

by

the

Board

(of

not

more

than

20%

per

annum).
If

a

member

fails

to

pay

any

call

in

full

(following

notice

from

the

Board

that

such

failure

will

result

in

forfeiture

of

the

relevant

shares),

such
shares

(including

any

dividends

declared

but

not

paid)

may

be

forfeited

by

a

resolution

of

the

Board,

and

will

become

the

property

of

Barclays.
Forfeiture

shall

not

absolve

a

previous

member

for

amounts

payable

by

him/her

(which

may

continue

to

accrue

interest).
Barclays

also

has

a

lien

over

all

of

our

partly

paid

shares

for

all

monies

payable

or

called

on

that

share

and

over

the

debts

and

liabilities

of

a
member

to

Barclays.

If

any

monies

which

are

the

subject

of

the

lien

remain

unpaid

after

a

notice

from

the

Board

demanding

payment,

we

may
sell

such

shares.
Variation

of

Rights
The

rights

attached

to

any

class

of

shares

may

be

varied

either

with

the

consent

in

writing

of

the

holders

of

at

least

75%

in

nominal

value

of

the
issued

shares

of

that

class

(excluding

any

share

of

that

class

held

as

treasury

shares)

or

with

the

sanction

of

a

special

resolution

passed

at

a
separate

meeting

of

the

holders

of

the

shares

of

that

class.
The

rights

of

shares

shall

not

(unless

expressly

provided

by

the

rights

attached

to

such

shares)

be

deemed

varied

by

the

creation

of

further
shares

ranking

equally

with

them.
Winding

Up
In

the

winding

up

of

Barclays

(whether

the

liquidation

is

voluntary

or

by

the

court)

the

liquidator

may,

on

obtaining

any

sanction

required

by

law,
divide

among

the

members

in

kind

the

whole

or

any

part

of

the

assets

of

Barclays,

whether

or

not

the

assets

consist

of

property

of

one

kind

or

of
different

kinds,

and

vest

the

whole

or

any

part

of

the

assets

in

trustees

upon

such

trusts

for

the

benefit

of

the

members

as

he,

with

the

like
sanction,

shall

determine.

For

this

purpose

the

liquidator

may

set

the

value

he

deems

fair

on

a

class

or

classes

of

property,

and

may

determine
on

the

basis

of

that

valuation

and

in

accordance

with

the

then-existing

rights

of

members

how

the

division

is

to

be

carried

out

between

members
or

classes

of

members.

The

liquidator

may

not,

however,

distribute

to

a

member

without

his

consent

an

asset

to

which

there

is

attached

a
liability

or

potential

liability

for

the

owner.

Limitations

on

Share

Ownership
There

are

no

limitations

on

the

rights

of

shareholders

to

own

securities.

In

addition,

there

are

no

restrictions

imposed

by

the

Articles

or

(subject
to

the

effect

of

any

economic

sanctions

that

may

be

in

force

from

time

to

time)

by

current

UK

laws

which

relate

to

non-residents

or

foreign
shareholders

and

which

limit

the

rights

of

such

non-residents

or

foreign

shareholders

to

hold

or

(when

entitled

to

do

so)

exercise

voting

rights

on
the

ordinary

shares.
B.

Description

of

American

Depositary

Shares
This

summary

of

the

general

terms

and

provisions

of

our

American

Depositary

Shares

(“ADSs”)

does

not

purport

to

be

complete

and

is

subject
to

and

qualified

in

its

entirety

by

our

Form

F-6

filed

on

March

13,

2018

(Commission

file

No.

333-190612),

which

is

incorporated

by

reference,
including

the

exhibits

thereto.

In

the

following

description,

a

“Holder”

is

the

person

registered

with

the

Depositary

(as

defined

below).

General
American

Depositary

Receipts

(“ADRs”)

evidencing

ADSs

are

issuable

pursuant

to

a

second

amended

and

restated

deposit

agreement

dated
August

11,

2008,

as

amended

on

August

14,

2013,

April

4,

2014

and

March

13,

2018,

among

Barclays,

JP

Morgan

Chase

Bank,

N.A.,

as
depositary

(the

“Depositary”),

and

the

Holders

from

time

to

time

of

ADRs

(the

“Deposit

Agreement”).

The

principal

executive

office

of

the
Depositary

is

1

Chase

Manhattan

Plaza,

Floor

58,

New

York,

New

Yo

rk

10005.

Each

ADS

represents

the

right

to

receive

four

ordinary

shares

of
Barclays.

An

ADR

may

evidence

any

number

of

ADSs.
Voting
Upon

receipt

of

notice

of

any

meeting

or

solicitation

of

consents

or

proxies

of

holders

of

ordinary

shares

and

at

Barclays’

written

request,

the
Depositary

shall,

to

the

extent

permitted

by

applicable

laws,

mail

the

information

in

such

notice

to

the

Holders

along

with

instructions

for

the
voting

of

their

respective

ADSs.
Upon

the

written

request

of

a

Holder,

the

Depositary

shall

endeavor,

insofar

as

practical,

to

vote

or

cause

to

be

voted

the

amount

of

ordinary
shares

represented

by

the

ADSs

in

accordance

with

the

Holder’s

instructions.

The

Depositary

shall

not

vote

the

ordinary

shares

except

in
accordance

with

such

instructions.
Holders

will

not

be

entitled

to

vote

ordinary

shares

directly.
Collecting

and

Distributing

Dividends
The

Depositary

will

distribute

all

cash

dividends

or

other

cash

distributions

that

it

receives

in

respect

of

deposited

ordinary

shares

to

Holders,
after

payment

of

any

charges

and

fees

provided

for

in

the

Deposit

Agreement,

in

proportion

to

their

holdings

of

ADSs.

The

cash

amount
distributed

will

be

reduced

by

any

amounts

that

Barclays

or

the

Depositary

must

withhold

on

account

of

taxes.
If

Barclays

makes

a

non-cash

distribution

in

respect

of

any

deposited

ordinary

shares,

the

Depositary

will

distribute

the

property

it

receives

to
Holders,

after

deduction

or

upon

payment

of

any

taxes,

charges

and

fees

provided

for

in

the

Deposit

Agreement,

in

proportion

to

their

holdings
of

ADSs.

If

a

distribution

that

Barclays

makes

in

respect

of

deposited

ordinary

shares

consists

of

a

dividend

in,

or

free

distribution

of,

ordinary
shares,

the

Depositary

may,

and

will,

if

Barclays

requests,

distribute

to

Holders,

in

proportion

to

their

holdings

of

ADSs,

additional

ADRs
evidencing

an

aggregate

number

of

ADSs

representing

the

amount

of

ordinary

shares

received

as

such

dividend

or

free

distribution.

If

the
Depositary

does

not

distribute

additional

ADRs,

each

ADS

will

from

then

forward

also

represent

the

additional

ordinary

shares

distributed

in
respect

of

the

deposited

ordinary

shares

before

the

dividend

or

free

distribution.

The

Depositary

may

withhold

any

such

distribution

of

ADRs

if

it

has

not

received

satisfactory

assurances

from

Barclays

that

such

distribution

does

not

require

registration

under

the

Securities

Act

of

1933
(“Securities

Act”)

or

is

exempt

from

registration

under

the

provisions

of

the

Securities

Act.
Procedures

for

Transmitting

Notices,

Reports

and

Proxy

Soliciting

Material
In

addition

to

the

procedures

for

transmitting

notices

discussed

above

under

“
Voting
,”

the

Depositary

shall

make

available

for

inspection

by
Holders,

at

its

principal

executive

office

and

at

any

other

designated

transfer

offices,

any

reports

and

communications,

including

any

proxy
material,

received

from

Barclays

which

are

both

(i)

received

by

the

Depositary

or

the

custodian

or

the

nominee

of

either

of

them

as

the

holder

of
the

ordinary

shares

and

(ii)

made

generally

available

by

Barclays

to

the

holders

of

such

ordinary

shares.

If

requested

in

writing

by

Barclays,

the
Depositary

shall

arrange

for

the

transmittal

or

mailing

of

such

notices,

and

any

other

reports

or

communications

made

generally

available

to
holders

of

the

ordinary

shares,

to

all

Holders.
Sale

or

Exercising

of

Rights
If

Barclays

makes

a

distribution

of

rights

to

subscribe

for

additional

ordinary

shares

or

any

other

rights

of

any

nature

and

offers

such

rights

to
holders

of

deposited

securities,

the

Depositary

will

exercise

its

discretion

as

to

the

procedure

for

making

such

rights

available

to

Holders

or

of
disposing

of

such

rights

and

making

the

net

proceeds

available

to

any

Holders,

in

each

case

in

proportion

to

their

holdings

of

ADSs.

If,

by

the
terms

of

the

rights

issue

or

for

any

other

reason,

the

Depositary

may

not

make

such

rights

available

to

Holders

or

dispose

of

such

rights

and
make

the

net

proceeds

available

to

Holders,

the

Depositary

may

generally

allow

the

rights

to

lapse.

If

the

Depositary

has

distributed

rights

to

all
or

certain

Holders,

then

upon

the

instruction

of

such

Holders

and

payment

of

any

applicable

purchase

price,

fees,

expenses

and

charges,

the
Depositary

shall

exercise

such

rights

to

purchase

ordinary

shares

on

behalf

of

such

Holders.

Ordinary

shares

purchased

by

the

Depositary

will
be

deposited

and

ADRs

will

be

delivered

to

such

Holders.

The

Depositary

will

not

be

responsible

for

any

failure

to

determine

that

it

may

be
lawful

or

practicable

to

make

such

rights

available

to

Holders

in

general

or

any

Holder

in

particular.
Deposit

or

Sale

of

Securities

Resulting

from

Dividends,

Splits

or

Plans

of

Reorganization
If

Barclays

makes

a

distribution

payable

at

the

election

of

the

holders

of

ordinary

shares

in

either

cash

or

additional

ordinary

shares

that

it
wishes

to

be

made

available

to

Holders,

the

Depositary

shall

consult

with

Barclays

to

determine

whether

it

is

lawful

and

reasonably

practicable
to

make

such

elective

distribution

available

to

Holders.

The

Depositary

shall

make

such

elective

distribution

available

to

Holders

only

if,

among
other

things,

Barclays

has

timely

requested

that

the

elective

distribution

is

available

to

Holders

and

the

Depositary

shall

have

determined

that
such

distribution

is

reasonably

practicable.

If

the

conditions

for

making

the

elective

distribution

available

to

Holders

are

satisfied,

the

Depositary
will

establish

procedures

to

enable

Holders

to

elect

the

receipt

of

either

cash

or

additional

ADSs.

If

the

conditions

for

making

the

elective
distribution

available

to

Holders

are

not

satisfied,

the

Depositary

will,

to

the

extent

permitted

by

law,

distribute

either

cash

or

additional

ADSs

to
the

Holders

on

the

basis

of

the

same

determination

as

is

made

in

the

local

market

in

respect

of

the

ordinary

shares

for

which

no

election

is
made.

There

can

be

no

assurance

that

Holders

generally,

or

any

Holder

in

particular,

will

be

given

the

opportunity

to

receive

elective
distributions

on

the

same

terms

and

conditions

as

the

holders

of

ordinary

shares.
If

the

Depositary

determines

that

any

distribution

of

property,

other

than

cash,

ordinary

shares

or

rights

to

ordinary

shares,

cannot

be

made
proportionately

among

Holders

or

if

for

any

other

reason,

including

any

requirement

that

Barclays

or

the

Depositary

withhold

an

amount

on
account

of

taxes

or

other

governmental

charges,

the

Depositary

deems

that

such

a

distribution

is

not

feasible,

the

Depositary

may

dispose

of

all
or

part

of

the

property

in

any

manner,

including

by

public

or

private

sale,

that

it

deems

equitable

and

practicable.

The

Depositary

will

then
distribute

the

net

proceeds

of

any

such

sale

(net

of

any

fees

and

expenses

of

the

Depositary

provided

for

in

the

Deposit

Agreement)

to

Holders
as

in

the

case

of

a

distribution

received

in

cash.
In

circumstances

where

the

provisions

of

the

Deposit

Agreement

governing

distributions

of

ordinary

shares

do

not

apply,

upon

any

change

in
nominal

value,

change

in

par

value,

split

-up,

consolidation

or

any

other

reclassification

of

ordinary

shares,

or

upon

any

recapitalization,
reorganization,

merger

or

consolidation

or

sale

of

assets

affecting

Barclays

or

to

which

it

is

a

party,

any

securities

which

shall

be

received

by

the
Depositary

or

a

custodian

in

exchange

for

or

in

conversion

of

or

in

respect

of

ordinary

shares,

shall

be

treated

as

new

ordinary

shares

under

the
Deposit

Agreement,

and

ADSs

shall

thenceforth

represent

the

new

ordinary

shares

so

received

in

exchange

or

conversion,

unless

additional
ADRs

are

delivered.

In

any

such

case

the

Depositary

may

execute

and

deliver

additional

ADRs

as

in

the

case

of

a

dividend

in

ordinary

shares,
or

call

for

the

surrender

of

outstanding

ADRs

to

be

exchanged

for

new

ADRs

specifically

describing

such

new

ordinary

shares.
Amendment

and

Termination

of

the

Deposit

Agreement
The

form

of

ADRs

evidencing

ADSs

and

any

provisions

of

the

Deposit

Agreement

relating

to

those

ADRs

may

at

any

time

and

from

time

to

time
be

amended

by

agreement

between

Barclays

and

the

Depositary,

without

the

consent

of

the

Holders,

in

any

respect

which

Barclays

may

deem
necessary

or

advisable.

Any

amendment

that

imposes

or

increases

any

fees

or

charges,

other

than

taxes

and

other

governmental

charges,
registration

fees,

transmission

costs,

delivery

costs

or

other

such

expenses,

or

that

otherwise

prejudices

any

substantial

existing

right

of

the
Holders,

will

not

take

effect

as

to

any

ADRs

until

30

days

after

notice

of

the

amendment

has

been

given

to

the

Holders.

Every

Holder

of

any
ADR,

at

the

time

an

amendment

becomes

effective,

will

be

deemed

to

continue

to

hold

the

ADR

and

to

consent

and

agree

to

the

amendment
and

to

be

bound

by

the

Deposit

Agreement

or

the

ADR

as

amended.

No

amendment

may

impair

the

right

of

any

Holder

to

surrender

ADRs

and
receive

in

return

the

ordinary

shares

represented

by

the

ADSs.
Whenever

Barclays

directs,

the

Depositary

has

agreed

to

terminate

the

Deposit

Agreement

as

to

ADRs

evidencing

ADSs

by

mailing

a
termination

notice

to

the

Holders

then

outstanding

at

least

30

days

before

the

date

fixed

in

the

notice

of

termination.

The

Depositary

may
likewise

terminate

the

Deposit

Agreement

as

to

ADRs

evidencing

ADSs

by

mailing

a

termination

notice

to

Barclays

and

the

Holders

then
outstanding

if

at

any

time

90

days

shall

have

expired

since

the

Depositary

delivered

a

written

notice

to

Barclays

of

its

election

to

resign

and

a
successor

depositary

shall

not

have

been

appointed

and

accepted

its

appointment.
If

any

ADRs

evidencing

ADSs

remain

outstanding

after

the

date

of

any

termination,

the

Depositary

will

then:

(i)

discontinue

the

registration

of
transfers

of

those

ADRs;

(ii)

suspend

the

distribution

of

dividends

to

Holders;

and

(iii)

not

give

any

further

notices

or

perform

any

further

acts
under

the

Deposit

Agreement,

except

those

listed

below,

with

respect

to

those

ADRs.

The

Depositary

will,

however,

continue

to

collect
dividends

and

other

distributions

pertaining

to

the

ordinary

shares.

It

will

also

continue

to

sell

rights

and

other

property

as

provided

in

the
Deposit

Agreement

and

deliver

ordinary

shares,

together

with

any

dividends

or

other

distributions

received

with

respect

to

them

and

the

net
proceeds

of

the

sale

of

any

rights

or

other

property,

in

exchange

for

ADRs

surrendered

to

it.

At

any

time

after

the

expiration

of

six

months

from

the

date

of

termination

of

the

Deposit

Agreement

as

to

ADRs

evidencing

ADSs,

the
Depositary

may

sell

the

ordinary

shares

then

held.

The

Depositary

will

then

hold

uninvested

the

net

proceeds

of

any

such

sales,

together

with

any

other

cash

then

held

by

it

under

the

Deposit

Agreement

in

respect

of

those

ADRs,

unsegregated

and

without

liability

for

interest,

for

the

pro
rata

benefit

of

the

Holders

of

ADRs

that

have

not

previously

been

surrendered.
Rights

of

Holders

to

Inspect

the

Transfer

Books

of

the

Depositary

and

the

List

of

Holders
The

Depositary

will

keep

books

for

the

registration

and

transfer

of

ADRs.

These

books

will

be

open

for

inspection

by

Holders

at

all

reasonable
times.

However,

this

inspection

may

not

be

for

the

purpose

of

communicating

with

Holders

in

the

interest

of

a

business

or

object

other

than
Barclays

business

or

a

matter

related

to

the

Deposit

Agreement

or

the

ADRs.
Restrictions

on

the

Right

to

Transfer

or

Withdraw

the

Underlying

Securities
As

a

condition

precedent

to

the

execution

and

delivery,

registration

of

transfer,

split

-up,

combination

or

surrender

of

any

ADR

or

withdrawal

of
any

deposited

securities,

the

Depositary,

custodian

or

registrar

may

require

payment

from

the

depositor

of

ADSs

or

the

presenter

of

the

ADRs

of
a

sum

sufficient

to

reimburse

it

for

any

tax

or

other

governmental

charge

and

any

stock

transfer

or

registration

fee

with

respect

thereto

(including
any

such

tax

or

charge

and

fee

with

respect

to

ordinary

shares

being

deposited

or

withdrawn)

and

payment

of

any

applicable

fees

as

therein
provided,

may

require

the

production

of

proof

satisfactory

to

it

as

to

the

identity

and

genuineness

of

any

signature

and

may

also

require
compliance

with

any

regulations

the

Depositary

may

establish

consistent

with

the

provisions

of

the

Deposit

Agreement.
The

delivery

of

ADRs

against

deposits

of

ADSs

generally

or

against

deposits

of

particular

ADSs

may

be

suspended,

or

the

transfer

of

ADRs

in
particular

instances

may

be

refused,

or

the

registration

of

transfer

of

outstanding

ADRs

generally

may

be

suspended,

during

any

period

when
the

transfer

books

of

the

Depositary

or

Barclays

or

those

ma

intained

by

the

foreign

registrar

are

closed,

or

if

any

such

action

is

deemed
necessary

or

advisable

by

the

Depositary

or

Barclays

at

any

time

or

from

time

to

time

because

of

any

requirement

of

law

or

of

any

government
or

governmental

body

or

commission,

or

under

any

provision

of

the

Deposit

Agreement,

or,

as

long

as

it

would

be

permitted

under

the

transfer
agency

rules

applicable

to

the

Depositary,

for

any

other

reason.

Notwithstanding

the

provisions

of

the

Deposit

Agreement

and

the

ADRs,

the

surrender

of

outstanding

ADRs

and

withdrawal

of

ADSs

may

not

be
suspended

subject

only

to

(i)

temporary

delays

caused

by

closing

the

transfer

books

of

the

Depositary

or

Barclays

or

the

deposit

of

ADSs

in
connection

with

voting

at

a

shareholders’

meeting,

or

the

payment

of

dividends,

(ii)

the

payment

of

fees,

taxes

and

similar

charges,

and

(iii)
compliance

with

any

U.S.

or

foreign

laws

or

governmental

regulations

relating

to

the

ADRs

or

to

the

withdrawal

of

the

deposited

securities.
Without

limitation

of

the

foregoing,

the

Depositary

will

not

knowingly

accept

for

deposit

any

shares

required

to

be

registered

under

the

provisions
of

the

Securities

Act,

unless

a

registration

statement

is

in

effect

as

to

such

shares.
Limitations

on

the

Depositary’s

Liability
The

Depositary

shall

not

incur

any

liability

to

any

Holder

or

beneficial

owners

of

ADRs,

if

by

reason

of

any

provision

of

any

present

or

future

law
or

regulation

of

the

United

Kingdom,

United

States

or

any

other

country,

or

of

any

governmental

or

regulatory

authority

or

stock

exchange

or
regulated

market

or

automated

quotation

system,

or

by

reason

of

any

provision,

present

or

future,

of

the

Articles

of

the

Company,

or

by

reason
of

any

provision

of

any

securities

issued

or

distributed

by

Barclays,

or

any

offering

or

distribution

thereof,

or

by

reason

of

any

act

of

God

or

war
or

terrorism

or

other

circumstances

beyond

its

control,

the

Depositary

shall

be

prevented

or

forbidden

from

or

be

subject

to

any

civil

or

criminal
penalty

on

account

of

doing

or

performing

any

act

or

thing

which

by

the

terms

of

the

Deposit

Agreement

it

is

provided

shall

be

done

or
performed;

nor

shall

the

Depositary

incur

any

liability

to

any

Holder

or

beneficial

owner

of

any

ADR

by

reason

of

any

non-performance

or

delay,
caused

as

aforesaid,

in

the

performance

of

any

act

or

thing

which

by

the

terms

of

the

Deposit

Agreement

it

is

provided

shall

or

may

be

done

or
performed,

or

by

reason

of

any

exercise

of,

or

failure

to

exercise,

any

discretion

provided

for

in

the

Deposit

Agreement.

Where,

by

the

terms

of

a
distribution

of

a

dividend,

or

an

offering

or

distribution

of

rights,

such

distribution

or

offering

may

not

be

made

available

to

Holders,

and

the
Depositary

may

not

dispose

of

such

distribution

or

offering

on

behalf

of

such

Holders

and

make

the

net

proceeds

available

to

such

Holders,

then
the

Depositary

shall

not

make

such

distribution

or

offering,

and

shall

allow

any

rights,

if

applicable,

to

lapse.
The

Depositary

assumes

no

obligation

nor

shall

it

be

subject

to

any

liability

under

the

Deposit

Agreement

to

any

Holders

or

beneficial

owners

of
any

ADR

(including,

without

limitation,

liability

with

respect

to

the

validity

or

worth

of

any

deposited

securities),

except

that

it

agrees

to

perform
its

obligations

specifically

set

forth

in

the

Deposit

Agreement

without

gross

negligence

or

bad

faith.
The

Depositary

shall

not

be

under

any

obligation

to

appear

in,

prosecute

or

defend

any

action,

suit

or

other

proceeding

in

respect

of

any
deposited

securities

or

in

respect

of

the

ADRs,

which

in

its

opinion

may

involve

it

in

expense

or

liability,

unless

indemnity

satisfactory

to

it
against

all

expense

and

liability

shall

be

furnished

as

often

as

may

be

required.

The

Depositary

shall

not

be

liable

for

any

action

or

non-action

by
it

in

reliance

upon

the

advice

of

or

information

from

legal

counsel,

accountants,

any

person

presenting

ordinary

shares

for

deposit,

any

Holder

or
beneficial

owner

of

ADSs

or

any

other

person

believed

by

it

in

good

faith

to

be

competent

to

give

such

advice

or

information.

The

Depositary
shall

not

be

liable

for

any

acts

or

omissions

made

by

a

successor

depositary

whether

in

connection

with

a

previous

act

or

omission

of

the
Depositary

or

in

connection

with

any

matter

arising

wholly

after

the

removal

or

resignation

of

the

Depositary,

provided

that

in

connection

with

the
issue

out

of

which

such

potential

liability

arises

the

Depositary

performed

its

obligations

without

negligence

or

bad

faith

while

it

acted

as
Depositary.

The

Depositary

shall

not

be

responsible

for

any

failure

to

carry

out

any

instructions

to

vote

any

of

the

deposited

securities,

or

for

the

manner

in
which

any

such

vote

is

cast

(provided

that

any

such

action

or

nonaction

is

in

good

faith)

or

the

effect

of

any

such

vote.
The

Depositary

shall

not

be

liable

for

the

failure

by

any

Holder

or

beneficial

owner

to

obtain

the

benefits

of

credits

or

refunds

of

non-U.S.

tax
paid

against

such

Holder’s

or

beneficial

owner’s

income

tax

liability.

The

Depositary

shall

not

incur

any

liability

for

any

tax

or

tax

consequences
that

may

be

incurred

by

Holders

or

beneficial

owners

on

account

of

their

ownership

or

disposition

of

the

ADRs

or

ADSs.
The

Depositary

is

under

no

obligation

to

inform

Holders

or

any

other

holders

of

an

interest

in

any

ADSs

about

the

requirements

of

English

law,
rules

or

regulations

or

any

changes

therein

or

thereto.
Notwithstanding

anything

to

the

contrary

set

forth

in

the

Deposit

Agreement

or

any

ADR,

the

Depositary

and

its

agents

may

fully

respond

to

any
and

all

demands

or

requests

for

information

maintained

by

or

on

its

behalf

in

connection

with

the

Deposit

Agreement,

any

Holder(s)

or

beneficial
owner(s),

any

ADR

or

ADRs

or

otherwise

related

hereto

to

the

extent

such

information

is

requested

or

required

by

or

pursuant

to

any

lawful
authority,

including

without

limitation

laws,

rules,

regulations,

administrative

or

judicial

process,

banking,

securities

or

other

regulators.

The

Depositary

shall

not

incur

any

liability

for

the

content

of

any

information

submitted

to

it

by

or

on

behalf

of

Barclays

for

distribution

to

the
Holders

or

for

any

inaccuracy

of

any

translation

thereof,

for

any

investment

risk

associated

with

acquiring

an

interest

in

deposited

securities,

for
the

validity

or

worth

of

the

deposited

securities,

for

the

credit-worthiness

of

any

third

party,

for

allowing

any

rights

to

lapse

upon

the

terms

of

the
Deposit

Agreement

or

for

the

failure

or

timeliness

of

any

notice

from

Barclays.
The

Depositary

shall

not

be

responsible

for,

and

shall

incur

no

liability

in

connection

with

or

arising

from,

the

insolvency

of

any

custodian

that

is
not

a

branch

or

affiliate

of

JPMorgan

Chase

Bank,

N.A.

The

Depositary

shall

not

be

liable

for

the

acts

or

omissions

made

by,

or

the

insolvency
of,

any

securities

depository,

clearing

agency

or

settlement

system.

The

Depositary

shall

not

have

any

liability

for

the

price

received

in
connection

with

any

sale

of

securities,

the

timing

thereof

or

any

delay

in

action

or

omission

to

act

nor

shall

it

be

responsible

for

any

error

or
delay

in

action,

omission

to

act,

default

or

negligence

on

the

part

of

the

party

so

retained

in

connection

with

any

such

sale

or

proposed

sale.
Neither

the

Company

nor

the

Depositary

nor

any

of

their

respective

agents

shall

be

liable

to

Holders

or

beneficial

owners

for

any

indirect,
special,

punitive

or

consequential

damages

or

lost

profits.

C.

Description

of

Debt

Securities
As

of

December

31,

2020,

we

had

the

following

series

of

debt

securities

registered

pursuant

to

Section

12(b)

of

the

Act,

which

are

all

listed

on
the

New

York

Stock

Exchange:
Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates

(in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on

Date
(3) /
Par
Redempti
on

Date
(4)
(when
applicable
)
Events

of
Default
Prospectu
s
Suppleme
nt
Indenture
4.375%
Fixed

Rate
Subordinat
ed

Notes
due

2024
US$1,250,000,0
00
March

11
and
Septemb
er

11
Septemb
er

11,
2014
Septemb
er

11,
2024
Tax
Redemption,
(1)

Regulatory
Event
Redemption (
2)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
N/A Dated
Subordinat
ed
Enforceme
nt

Events
(8)
Prospectu
s
Suppleme
nt

dated
September
4,

2014
Dated
Subordinat
ed

Debt
Securities
Indenture
dated
September
11,

2014
3.65%
Fixed

Rate
Senior
Notes

due
2025
US$2,000,000,0
00
March

16
and
Septemb
er

16
March
16,

2015
March
16,

2025
Tax
Redemption
(
1)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
N/A Senior
Events

of
Default (5)
Prospectu
s
Suppleme
nt

dated
March

9,
2015
Senior
Debt
Securities
Indenture
dated
November
10,

2014
5.25%
Fixed

Rate
Senior
Notes

due
2045
US$1,500,000,0
00
February
17

and
August
17
August
17,

2015
August
17,

2045
Tax
Redemption (
1)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
N/A Senior
Events

of
Default
(5)
Prospectu
s
Suppleme
nt

dated
August

10,
2015
Senior
Debt
Securities
Indenture
dated
November
10,

2014
3.25%
Fixed

Rate
Senior
Notes

due
2021
US$1,500,000,0
00
January
12

and
July

12
January
12,

2016
January
12,

2021
Tax
Redemption
(
1)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
N/A Senior
Events

of
Default (5)
Prospectu
s
Suppleme
nt

dated
January

5,
2016
Senior
Debt
Securities
Indenture
dated
November
10,

2014
4.375%
Fixed

Rate
Senior
Notes

due
2026
US$2,500,000,0
00
January
12

and
July

12
January
12,

2016
January
12,

2026
Tax
Redemption (
1)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
N/A Senior
Events

of
Default (5)
Prospectu
s
Suppleme
nt

dated
January

5,
2016
Senior
Debt
Securities
Indenture
dated
November
10,

2014
5.20%
Fixed

Rate
US$2,050,000,0
00
May

12
and
May

12,
2016
May

12,
2026
Tax
Redemption,
N/A Dated
Subordinat
Prospectu
s
Dated
Subordinat

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates

(in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on

Date
(3)
/
Par
Redempti
on

Date
(4)
(when
applicable
)
Events

of
Default
Prospectu
s
Suppleme
nt
Indenture
Subordinat
ed

Notes
due

2026
Novemb
er

12
(1)

Regulatory
Event
Redemption (
2)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
ed
Enforceme
nt

Events
(8)
Suppleme
nt

dated
May

5,
2016
ed

Debt
Securities
Indenture
dated
September
11,

2014
3.20%
Fixed

Rate
Senior
Notes

due
2021
US$1,350,000,0
00
February
10

and
August
10
August
10,

2016
August
10,

2021
Tax
Redemption (
1)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
N/A Senior
Events

of
Default
(5)
Prospectu
s
Suppleme
nt

dated
August

3,
2016
Senior
Debt
Securities
Indenture
dated
November
10,

2014
Floating
Rate
Senior
Notes

due
2021

(3
month

USD
LIBOR

plus
2.11%

p.a.)
US$1,000,000,0
00
February
10,

May
10,
August
10

and
Novemb
er

10
August
10,

2016
August
10,

2021
Tax
Redemption
(
1)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
N/A
Senior
Events

of
Default (5)
Prospectu
s
Suppleme
nt

dated
August

3,
2016
Senior
Debt
Securities
Indenture
dated
November
10,

2014
Floating
Rate
Senior
Notes

due
2023

(3
month

USD
LIBOR

plus
1.625%
p.a.)
US$750,000,00
0
January
10,

April
10,

July
10

and
October
10
January
10,

2017
January
10,

2023
Tax
Redemption,
(1)
Par
Redemption (
4)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
Par
Redemptio
n

Date:
January
10,

2022
Senior
Events

of
Default (6)
Prospectu
s
Suppleme
nt

dated
January

3,
2017
Senior
Debt
Securities
Indenture
dated
November
10,

2014
3.684%
Fixed

Rate
Senior
Notes

due
2023
US$1,500,000,0
00
January
10

and
July

10
January
10,

2017
January
10,

2023
Tax
Redemption,
(1)

Make-Whole
Redemption,
(3)
Par
Redemption
(
4)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
July

10,
2017

to
(but
excluding)
January
10,

2022
Par
Redemptio
n

Date:
January
10,

2022
Senior
Events

of
Default (6)
Prospectu
s
Suppleme
nt

dated
January

3,
2017
Senior
Debt
Securities
Indenture
dated
November
10,

2014
4.337%
Fixed

Rate
Senior
US$1,250,000,0
00
January
10

and
July

10
January
10,

2017
January
10,

2028
Tax
Redemption,
(1)

Make-
Whole
Redemptio
Senior
Events

of
Default
(6)
Prospectu
s
Suppleme
Senior
Debt
Securities

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates

(in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on

Date
(3)
/
Par
Redempti
on

Date
(4)
(when
applicable
)
Events

of
Default
Prospectu
s
Suppleme
nt
Indenture
Notes

due
2028
Make-Whole
Redemption,
(3)
Par
Redemption (
4)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
n

Date:

At
any

time
on

or

after
July

10,
2017

to
(but
excluding)
January

8,
2027
Par
Redemptio
n

Date:
January

8,
2027
nt

dated
January

3,
2017
Indenture
dated
November
10,

2014
4.950%
Fixed

Rate
Senior
Notes

due
2047
US$1,500,000,0
00
January
10

and
July

10
January
10,

2017
January
10,

2047
Tax
Redemption,
(1)

Make-Whole
Redemption
(
3)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
July

10,
2017
Senior
Events

of
Default (6)
Prospectu
s
Suppleme
nt

dated
January

3,
2017
Senior
Debt
Securities
Indenture
dated
November
10,

2014
4.836%
Fixed

Rate
Subordinat
ed

Callable
Notes

due
2028
US$2,000,000,0
00
May

9
and
Novemb
er

9
May

9,
2017
May

9,
2028
Tax
Redemption,
(1)

Regulatory
Event
Redemption,
(2)
Par
Redemption (
4)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
Par
Redemptio
n

Date:
May

7,
2027
Dated
Subordinat
ed
Enforceme
nt

Events
(8)
Prospectu
s
Suppleme
nt

dated
May

2,
2017
Dated
Subordinat
ed

Debt
Securities
Indenture
dated

May
9,

2017
3.250%
Fixed

Rate
Senior
Notes

due
2033
GBP1,250,000,0
00
January
17
January
17,

2018
January
17,

2033
Tax
Redemption,
(1)

Make-Whole
Redemption,
(3)
Loss
Absorption
Disqualificati
on

Event,
Redemption
(
4)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
July

17,
2018
Senior
Events

of
Default,
(6)
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
January

8,
2018
Senior
Debt
Securities
Indenture
dated
January
17,

2018
4.338%
Fixed-to-
US$1,250,000,0
00
Fixed
Rate :
May

16,
2018
May

16,
2024
Tax
Redemption,
Make-
Whole
Senior
Events

of
Prospectu
s
Senior
Debt

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates

(in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on

Date
(3)
/
Par
Redempti
on

Date
(4)
(when
applicable
)
Events

of
Default
Prospectu
s
Suppleme
nt
Indenture
Floating
Rate
Senior
Notes

due
2024

(
From
and
including
May

16,
2023:

3
month

USD
LIBOR

plus
1.356%
p.a.)
Terms
provide

for
the
replaceme
nt

of
LIBOR.

(9)
May

16
and
Novemb
er

16
each
year

until
(and
including
)

May

16,
2023
Floating
Rate :
August
16,

2023,
Novemb
er

16,
2023,
February
16,

2024
and

May
16,

2024
(1)

Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption (
5)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Redemptio
n

Date:

At
any

time
on

or

after
November
16,

2018

to
(but
excluding)
May

16,
2023
Par
Redemptio
n

Date:
May

16,
2023
Default (6)
Senior
Enforceme
nt

Events
(7)
Suppleme
nt

dated
May

9,
2018
Securities
Indenture
dated
January
17,

2018
Floating
Rate
Senior
Notes

due
2024

(3
month

USD
LIBOR

plus
1.380%
p.a.)
Terms
provide

for
the
replaceme
nt

of
LIBOR (9)
US$1,500,000,0
00
February
16,

May
16,
August
16

and
Novemb
er

16
May

16,
2018
May

16,
2024
Tax
Redemption,
(1)

Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption (
5)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Par
Redemptio
n

Date:
May

16,
2023
Senior
Events

of
Default, (6)
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
May

9,
2018
Senior
Debt
Securities
Indenture
dated
January
17,

2018
4.972%
Fixed-to-
Floating
Rate
Senior
Notes

due
2029

(
From
and
including
May

16,
2028:

3
month

USD
LIBOR

plus
1.902%
p.a.)
Terms
provide

for
the
replaceme
nt

of
LIBOR
(9)
US$1,750,000,0
00
Fixed
Rate :
May

16
and
Novemb
er

16
each
year

until
(and
including
)

May

16,
2028
Floating
Rate :
August
16,

2028,
Novemb
er

16,
2028,
February
16,

2029
and

May
16,

2029
May

16,
2018
May

16,
2029
Tax
Redemption,
(1)

Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption
(
5)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
November
16,

2028

to
(but
excluding)
May

16,
2028
Par
Redemptio
n

Date:
May

16,
2028
Senior
Events

of
Default, (6)
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
May

9,
2018
Senior
Debt
Securities
Indenture
dated
January
17,

2018
4.610%
Fixed-to-
Floating
Rate
US$2,500,000,0
00
Fixed
Rate :
February
15

and
Novemb
er

15,
2018
February
15,

2023
Tax
Redemption,
(1)

Make-Whole
Make-
Whole
Redemptio
n

Date:

At
Senior
Events

of
Default,
(6)
Senior
Prospectu
s
Suppleme
nt

dated
Senior
Debt
Securities
Indenture

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates

(in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on

Date
(3)
/
Par
Redempti
on

Date
(4)
(when
applicable
)
Events

of
Default
Prospectu
s
Suppleme
nt
Indenture
Senior
Notes

due
2023

(
From
and
including
February
15,

2022:

3
month

USD
LIBOR

plus
1.40%

p.a.)
Terms
provide

for
the
replaceme
nt

of
LIBOR (9)
August
15

each
year

until
(and
including
)
February
15,

2022
Floating
Rate :
May

15,
2022,
August
15,

2022,
Novemb
er

15,
2022

and
February
15,

2023
Redemption,
(3)
Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption
(
5)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
any

time
on

or

after
May

15,
2019

to
(but
excluding)
February
15,

2022
Par
Redemptio
n

Date:
February
15,

2022
Enforceme
nt

Events
(7)
November
7,

2018
dated
January
17,

2018
Floating
Rate
Senior
Notes

due
2023

(3
month

USD
LIBOR

plus
1.43%

p.a.)
Terms
provide

for
the
replaceme
nt

of
LIBOR
(9)
US$750,000,00
0
February
15,

May
15,
August
15

and
Novemb
er

15
Novemb
er

15,
2018
February
15,

2023
Tax
Redemption,
(1)

Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption
(
5)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Par
Redemptio
n

Date:
February
15,

2022
Senior
Events

of
Default,
(6)
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
November
7,

2018
Senior
Debt
Securities
Indenture
dated
January
17,

2018
3.932%
Fixed-to-
Floating
Rate
Senior
Notes

due
2025

(
From
and
including
May

7,
2024
:

3
month

USD
LIBOR

plus
1.610%
p.a.)
Terms
provide

for
“Benchmar
k

Events”
(defined
below)

that
would
trigger

the
replaceme
nt

of
LIBOR
(10)
US$2,000,000,0
00
Fixed
Rate :
May

7
and
Novemb
er

7

each
year

until
(and
including
)

May

7,
2024
Floating
Rate :
August

7,
2024,
Novemb
er

7,
2024,
February
7,

2025
and

May
7,

2025
May

7,
2019
May

7,
2025
Tax
Redemption,
(1)

Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption (
5)
Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
November
7,

2019

to
(but
excluding)
May

7,
2024
Par
Redemptio
n

Date:
May

7,
2024
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
April

30,
2019
Senior
Debt
Securities
Indenture
dated
January
17,

2018
5.088%
Fixed-to-
Floating
US$1,500,000,0
00
Fixed
Rate :
June

20
June

20,
2019
June

20,
2030
Tax
Redemption,
(1)
Par
Redemptio
n

Date:
Dated
Subordinat
ed
Prospectu
s
Suppleme
Dated
Subordinat
ed

Debt

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates

(in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on

Date
(3)
/
Par
Redempti
on

Date
(4)
(when
applicable
)
Events

of
Default
Prospectu
s
Suppleme
nt
Indenture
Rate
Subordinat
ed

Notes
due

2030
(
From

and
including
June

20,
2029: 3
month

USD
LIBOR

plus
3.054%
p.a.)
Terms
provide

for
“Benchmar
k

Events”
(defined
below)

that
would
trigger

the
replaceme
nt

of
LIBOR (10)
and
Decemb
er

20
each
year

until
(and
including
)

June
20,

2029
Floating
Rate :
Septemb
er

20,
2029,
Decemb
er

20,
2029,
March
20,

2030
and

June
20,

2030
Regulatory
Event
Redemption,
(2)

Par
Redemption
(4)
Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
June

20,
2029
Enforceme
nt

Events
(8)
nt

dated
June

13,
2019
Securities
Indenture
dated

as

of
May

9,
2017
2.852%
Fixed-to-
Floating
Rate
Senior
Notes

due
2026
(
From

and
including
May

7,
2025: 3
month

USD
LIBOR

plus
2.452%
p.a.)
Terms
provide

for
“Benchmar
k

Transition
Provisions”
(as

defined
below)

that
would
trigger

the
substitution
of
LIBOR (11)
$1,750,000,000 Fixed
Rate:
May

7
and
Novemb
er

7

each
year

until
(and
including
)

May

7,
2025
Floating
Rate :
August

7,
2025,
Novemb
er

7,
2025,
February
7,

2026
and

May
7,

2026
May

7,
2020
May

7,
2026
Tax
Redemption,
(1)

Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption (
5)

Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
November
7,

2020

to
(but
excluding)
May

7,
2025
Par
Redemptio
n

Date:
May

7,
2025
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
April

30,
2020
Senior
Debt
Securities
Indenture
dated
January
17,

2018
2.645%
Fixed

Rate
Resetting
Senior
Callable
Notes

due
2031

(
From

and
including
June

24,
2030: The
then-
prevailing
U.S.
Treasury
Rate,

plus
1.900%) (12)
$1,000,000,000
June

24
and
Decemb
er

24
June

24,
2020
June

24,
2031
Tax
Redemption,
(1)

Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption (
5)

Notice
Period: Not
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
December
24,

2020

to
(but
excluding)
June

24,
2030
Par
Redemptio
n

Date:
June

24,
2030
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
June

17,
2020
Senior
Debt
Securities
Indenture
dated
January
17,

2018

Debt
Securities
(class/
interest
rate)
Principal Interest
Payment
Dates

(in
arrear)
Issue
Date
Maturity
Date
Redemption
rights
Make-
Whole
Redempti
on

Date
(3)
/
Par
Redempti
on

Date
(4)
(when
applicable
)
Events

of
Default
Prospectu
s
Suppleme
nt
Indenture
less

than

15
nor

more
than

60
days’

prior
notice.
3.564%
Fixed

Rate
Resetting
Subordinat
ed

Callable
Notes

due
2035
(
From

and
including
September
23,

2030:
The

then-
prevailing
U.S.
Treasury
Rate,

plus
2.900%)
(12)
$1,000,000,000
March

23
and
Septemb
er

23
Septemb
er

23,
2020
Septemb
er

23,
2035
Tax
Redemption,
(1)
Regulatory
Event
Redemption,
(2)
Par
Redemption
(
4)

Notice
Period: Not
less

than

30
nor

more
than

60
days’

prior
notice.
Par
Redemptio
n

Date:
September
23,

2030
Dated
Subordinat
ed
Enforceme
nt

Events
(8)
Prospectu
s
Suppleme
nt

dated
September
16,

2020
Dated
Subordinat
ed

Debt
Securities
Indenture
dated

as

of
May

9,
2017
1.007%
Fixed

Rate
Resetting
Senior
Callable
Notes

due
2024

(
From

and
including
December
10,

2023:
The

then-
prevailing
U.S.
Treasury
Rate,

plus
0.800%) (12)
$1,500,000,000
June

10
and
Decemb
er

10
Decemb
er

10,
2020
Decemb
er

10,
2024
Tax
Redemption,
(1)

Make-Whole
Redemption,
(3)
Par
Redemption,
(4)
Loss
Absorption
Disqualificati
on

Event,
Redemption (
5)

Notice
Period: Not
less

than

15
nor

more
than

60
days’

prior
notice.
Make-
Whole
Redemptio
n

Date:

At
any

time
on

or

after
June

10,
2021

to
(but
excluding)
December
10,

2023
Par
Redemptio
n

Date:
December
10,

2023
Senior
Enforceme
nt

Events
(7)
Prospectu
s
Suppleme
nt

dated
December
3,

2020
Senior
Debt
Securities
Indenture
dated
January
17,

2018
(1)

Tax

Redemption

means

that

we

have

the

right

to

redeem

any

series

of

debt

securities

on

the

terms

described

below

under

“
Tax

Redemption
.”
(2)

Regulatory

Event

Redemption

means

that

we

have

the

right

to

redeem

any

series

of

Dated

Subordinated

Debt

Securities

on

the

terms
described

below

under

“
Regulatory

Event

Redemption
.”
(3)

Make-Whole

Redemption

means

that

we

have

the

right

to

redeem

certain

series

of

debt

securities

on

the

terms

described

below

under

clause
(i)

of

“
Optional

Redemption
.”
(4)

Par

Redemption

means

that

we

have

the

right

to

redeem

certain

series

of

debt

securities

on

the

terms

described

below

under

clause

(ii)

of
“
Optional

Redemption
.”

(5)

Loss

Absorption

Disqualification

Event

Redemption

means

that

we

have

the

right

to

redeem

certain

series

of

Senior

Debt

Securities

on

the
terms

described

below

under

“
Loss

Absorption

Disqualification

Event

Redemption
.”
(6)

Senior

Events

of

Default

means

that

the

events

of

default

described

below

under

“
Senior

Events

of

Default
”

are

applicable

to

the

relevant
series

of

debt

securities.

(7)

Senior

Enforcement

Events

means

that

the

enforcement

events

and

remedies

described

below

under

“
Senior

Enforcement

Events
”

are
applicable

to

the

relevant

series

of

debt

securities.

(8)

Dated

Subordinated

Enforcement

Events

means

that

the

enforcement

events

and

remedies

described

below

under

“
Dated

Subordinated
Enforcement

Events
”

are

applicable

to

the

relevant

series

of

debt

securities.
(9)

The

terms

of

the

applicable

series

of

debt

securities

provide

substituted

interest

rates

when

LIBOR

(as

defined

below)

is

temporarily

or
permanently

unavailable

as

described

under

“
LIBOR

Replacement.
”
(10)

The

terms

of

the

applicable

series

of

debt

securities

specify

certain

“Benchmark

Events”

that

would

trigger

substitution

of

LIBOR

when
LIBOR

is

temporarily

or

permanently

unavailable,

as

defined

and

described

below

under

“
LIBOR

Replacement
.”

(11)

The

terms

of

the

applicable

series

of

debt

securities

specify

“Benchmark

Transition

Provisions”

that

would

trigger

substitution

of

LIBOR

or

the
then-current

Benchmark

(as

defined

below)

when

LIBOR

or

the

then-current

Benchmark

is

temporarily

or

permanently

unavailable,

as

defined
and

described

below

under

“
Benchmark

Transition

Provisions
.”
(12)
The

terms

of

the

applicable

series

of

debt

securities

provide

for

subsequent

fixed

interest

rates

from

and

including

the

reset

date

as

specified
in

this

table

(the

“Reset

Date”),

as

described

below

under

“
Interest
—
Fixed

Rate

Resetting

Notes

–

Interest
. ”

The

summary

set

out

below

of

the

general

terms

and

provisions

of

our

debt

securities

does

not

purport

to

be

complete

and

is

subject

to

and
qualified

by

reference

to,

all

of

the

definitions

and

provisions

of

the

relevant

indenture

(as

listed

in

the

table

above),

any

supplement

to

the
relevant

indenture

and

the

form

of

the

instrument

representing

each

series

of

debt

securities.

Certain

terms,

unless

otherwise

defined

here,
have

the

meaning

given

to

them

in

the

relevant

indenture
.
General
The

debt

securities

of

any

series

are

either

our

senior

obligations

(the

“Senior

Debt

Securities”)

or

our

dated

subordinated

obligations

(the
“Dated

Subordinated

Debt

Securities”

and,

together

with

the

Senior

Debt

Securities,

are

referred

to

herein

as

the

“debt

securities”).

Neither

the

Senior

Debt

Securities

nor

the

Dated

Subordinated

Debt

Securities

are

secured

by

any

assets

or

property

of

Barclays

or

any

of

its
subsidiaries

or

affiliates

(including

Barclays

Bank

PLC,

its

subsidiary).
Each

series

of

Senior

Debt

Securities

was

issued

under

an

indenture,

entered

into

between

us

and

The

Bank

of

New

York

Mellon,

London
Branch,

as

“Trustee”

(each,

a

“Senior

Debt

Securities

Indenture”).

Each

series

of

Dated

Subordinated

Debt

Securities

was

issued

under

an
indenture,

entered

into

between

us

and

The

Bank

of

New

York

Mellon,

London

Branch,

as

Trustee

(each,

a

“Dated

Subordinated

Debt
Securities

Indenture”).

With

respect

to

each

series

of

debt

securities,

the

relevant

Senior

Debt

Securities

Indenture

or

Dated

Subordinated

Debt
Securities

Indenture

(as

applicable)

is

set

forth

in

the

table

above,

and

any

respective

supplements

thereto

are

referred

to

in

this

description
individually

as

an

“indenture”

and

collectively

as

the

“indentures.”

The

terms

of

the

debt

securities

include

those

stated

in

the

relevant

indenture
and

any

supplements

thereto,

and

those

terms

made

part

of

the

relevant

indenture

by

reference

to

the

U.S.

Trust

Indenture

Act

of

1939,

as
amended

(the

“Trust

Indenture

Act”).

Each

series

of

debt

securities

listed

in

the

table

above

was

issued

pursuant

to

an

effective

registration
statement

and

a

related

prospectus

and

prospectus

supplement

setting

forth

the

terms

of

the

relevant

series

of

debt

securities.
The

indentures

do

not

limit

the

amount

of

debt

securities

that

we

may

issue.

Unless

otherwise

provided

in

the

terms

of

a

series

of

debt
securities,

a

series

may

be

reopened,

without

notice

to

or

consent

of

any

holder

of

outstanding

debt

securities,

for

issuances

of

additional

debt
securities

of

that

series.

The

debt

securities

of

each

series

and

any

additional

new

debt

securities

of

the

same

series

would

be

treated

as

a
single

series

for

all

purposes

under

the

relevant

indenture.

Holders

of

debt

securities

have

no

voting

rights

except

as

described

below

under

“
Modification

and

Waiver,
”

“
Senior

Events

of

Default,
”

“
Dated
Subordinated

Enforcement

Events

and

Remedies,
”

and

“
Limitation

on

Suits
.”
The

debt

securities

are

not

subject

to

any

sinking

fund.
Interest

As

of

December

31,

2020,

we

had

four

categories

of

registered

Senior

Debt

Securities:

(i)

fixed

rate

Senior

Debt

Securities;

(ii)

floating

rate
Senior

Debt

Securities

(“Floating

Rate

Notes”);

(iii)

fixed-to-floating

rate

Senior

Debt

Securities;

and

(iv)

fixed

rate

resetting

Senior

Debt
Securities;

and

three

categories

of

registered

Dated

Subordinated

Debt

Securities:

(i)

fixed

rate

Dated

Subordinated

Debt

Securities;

(ii)

fixed
rate

resetting

Dated

Subordinated

Debt

Securities

(together

with

the

fixed

rate

resetting

Senior

Debt

Securities,

the

“Fixed

Rate

Resetting
Notes,”

and

the

Fixed

Rate

Resetting

Notes,

together

with

the

fixed

rate

Senior

Debt

Securities

and

the

fixed

rate

Dated

Subordinated

Debt
Securities,

the

“Fixed

Rate

Notes”);

and

(iii)

fixed-to-floating

rate

Dated

Subordinated

Debt

Securities

(together

with

the

fixed-to-floating

rate
Senior

Debt

Securities,

the

“Fixed-to-Floating

Rate

Notes”).

The

relevant

interest

rates,

interest

rate

amounts

and

interest

payment

dates

of

the
debt

securities

are

set

out

in

the

table

above.

Interest

on

the

Fixed

Rate

Notes

(including

the

fixed

rate

interest

period

of

the

Fixed-to-Floating
Rate

Notes)

is

computed

on

the

basis

of

a

360-day

year

of

twelve

30-day

months,

and,

in

the

case

of

the

Floating

Rate

Notes

(including

the
floating

rate

interest

period

of

the

Fixed-to-Floating

Rate

Notes),

on

the

basis

of

the

actual

number

of

days

in

each

floating

rate

interest

period
and

a

360-day

year

during

any

floating

rate

interest

period.

For

the

3.250%

Fixed

Rate

Senior

Notes

due

2033,

where

interest

is

to

be
calculated

in

respect

of

a

period

which

is

equal

to

or

shorter

than

an

interest

period,

interest

will

be

calculated

on

the

basis

of

the

actual

number
of

days

in

the

relevant

period,

from

and

including

the

last

date

on

which

interest

was

paid

on

such

debt

securities,

to,

but

excluding,

the

next
date

on

which

interest

falls

due,

divided

by

the

number

of

days

in

the

interest

period

in

which

the

relevant

period

falls

(including

the

first

such
day

but

excluding

the

last).

This

payment

convention

is

referred

to

as

ACTUAL/ACTUAL

(ICMA),

defined

based

on

the

definition

in

the
International

Capital

Market

Association

Primary

Market

Handbook.
Payments
Payment

of

principal

of

and

interest

on

the

debt

securities,

so

long

as

the

debt

securities

are

represented

by

global

securities,

are

made

in
immediately

available

funds.

If

any

scheduled

fixed

rate

interest

payment

date

is

not

a

Business

Day

(as

defined

below),

we

will

pay

interest

on
the

next

succeeding

Business

Day,

but

interest

on

that

payment

will

not

accrue

during

the

period

from

and

after

the

scheduled

fixed

rate

interest
payment

date.

If

any

scheduled

floating

rate

interest

payment

date,

other

than

the

maturity

date,

would

fall

on

a

day

that

is

not

a

Business

Day,
the

floating

rate

interest

payment

date

will

be

postponed

to

the

next

succeeding

Business

Day,

except

that

if

that

Business

Day

falls

in

the

next
succeeding

calendar

month,

the

floating

rate

interest

payment

date

will

be

the

immediately

preceding

Business

Day.
Payments

in

respect

of

debt

securities

denominated

in

U.S.

dollars

are

made

to

holders

of

record

on

the

close

of

business

on

the

Business

Day
immediately

preceding

each

interest

payment

date

(or,

if

the

debt

securities

are

held

in

definitive

form,

the

15
th

Business

Day

preceding

each
interest

payment

date).

Beneficial

interests

in

the

global

securities

denominated

in

U.S.

dollars

trade

in

the

same-day

funds

settlement

system

of
DTC,

and

secondary

market

trading

activity

in

such

interests

will

therefore

settle

in

same-day

funds.

A

“Business

Day”

means

any

weekday
other

than

one

on

which

banking

institutions

are

authorized

or

obligated

by

law

or

executive

order

to

close

in

London,

England

or

in

the

City

of
New

York,

United

States.
With

respect

to

the

3.250%

Fixed

Rate

Senior

Notes

due

2033,

which

are

denominated

in

sterling

(the

“Sterling-denominated

Notes”),

payment
of

principal

and

interest

payments

in

respect

of

this

series

of

debt

securities

are

payable

in

sterling

to

holders

of

record

on

the

close

of

business
(in

the

relevant

Clearing

System)

on

the

Clearing

System

Business

Day

(each,

as

defined

below)

immediately

preceding

each

interest

payment
date

(or,

if

these

debt

securities

are

held

in

definitive

form,

the

15th

Business

Day

preceding

each

interest

payment

date).

With

respect

to

the

Sterling-denominated

Notes,

“Clearing

Systems”

means

Clearstream

Banking

S.A.

(“Clearstream”)and/or

Euroclear

SA/NV
(“Euroclear”),

and

shall

include

any

successor

clearing

systems;

and

“Clearing

System

Business

Day”

means

a

day

on

which

each

Clearing
System

for

which

any

global

certificate

is

being

held

is

open

for

business.
Beneficial

interests

in

the

Sterling-denominated

Notes

trade

in

accordance

with

the

normal

rules

and

operating

procedures

of

Clearstream,
Luxembourg

and/or

Euroclear,

and

secondary

market

trading

activity

in

such

interests

will

be

settled

using

the

procedures

applicable

to
conventional

eurobonds

in

same-day

funds.
If

sterling

is

unavailable

to

us

due

to

the

imposition

of

exchange

controls

or

other

circumstances

beyond

our

control

or

is

no

longer

used

for

the
settlement

of

transactions

by

public

institutions

within

the

international

banking

community,

then

all

payments

in

respect

of

the

Sterling-
denominated

Notes

will

be

made

in

U.S.

dollars

until

sterling

is

again

available

to

us

or

so

used.

The

amount

payable

on

any

date

in

sterling

will

be

converted

into

U.S.

dollars

at

the

Market

Exchange

Rate

(as

defined

below)

as

of

the

close

of

business

on

the

second

Business

Day

prior

to
the

relevant

payment

date

or,

if

such

Market

Exchange

Rate

is

not

then

available,

on

the

basis

of

the

then

most

recent

U.S.

dollar/sterling
exchange

rate

available

on

or

prior

to

the

second

Business

Day

prior

to

the

relevant

payment

date

as

determined

by

us

in

our

sole

discretion.
“Market

Exchange

Rate”

means

the

noon

buying

rate

in

The

City

of

New

York

for

cable

transfers

of

sterling

as

certified

for

customs

purposes
(or,

if

not

so

certified,

as

otherwise

determined)

by

the

Federal

Reserve

Bank

of

New

York.
Any

payment

in

respect

of

the

Sterling-denominated

Notes

so

made

in

U.S.

dollars

will

not

constitute

an

event

of

default

under

the

relevant
indenture

or

the

terms

of

this

series

of

debt

securities.

Neither

the

Trustee

nor

the

paying

agent

will

be

responsible

for

obtaining

exchange

rates,
effecting

currency

conversions

or

otherwise

handling

redenominations.

Holders

of

this

series

of

debt

securities

will

be

subject

to

foreign
exchange

risks

as

to

payments

of

principal

and

interest

that

may

have

important

economic

and

tax

consequences

to

them.

Fixed

Rate

Resetting

Notes

–

Interest
The

applicable

per

annum

interest

rate

on

the

Fixed

Rate

Resetting

Notes,

from

(and

including)

the

Reset

Date

(as

set

out

in

the

table

above)

to
(but

excluding)

the

Maturity

Date

(as

set

out

in

the

table

above)

will

be

equal

to

the

sum,

as

determined

by

The

Bank

of

New

York

Mellon,
London

branch,

as

Calculation

Agent,

of

the

then-prevailing

U.S.

Treasury

Rate

(as

defined

below)

on

the

second

Business

Day

immediately
preceding

the

relevant

Reset

Date

(the

“Reset

Determination

Date”),

plus

a

certain

percentage

(“margin”)

as

set

forth

in

the

table

above.
“U.S.

Treasury

Rate”

means,

with

respect

to

the

period

from

and

including

the

Reset

Date

to

the

Maturity

Date

(the

“Reset

Period”),

the

rate

per
annum

equal

to:

(1)

the

yield,

under

the

heading

which

represents

the

average

for

the

week

immediately

prior

to

the

Reset

Determination

Date,
appearing

in

the

most

recently

published

statistical

release

designated

“H.15,”

or

any

successor

publication

that

is

published

by

the

Board

of
Governors

of

the

Federal

Reserve

System

that

establishes

yields

on

actively

traded

U.S.

Treasury

securities

adjusted

to

constant

maturity,
under

the

caption

“Treasury

constant

maturities,”

for

the

term

to

maturity

as

specified

in

the

relevant

prospectus

supplement;

or

(2)

if

such
release

(or

any

successor

release)

is

not

published

during

the

week

immediately

prior

to

the

Reset

Determination

Date

or

does

not

contain

such
yields,

the

rate

per

annum

equal

to

the

semi-annual

equivalent

yield

to

maturity

of

the

Comparable

Treasury

Issue

(as

defined

below),
calculated

using

a

price

for

the

Comparable

Treasury

Issue

(expressed

as

a

percentage

of

its

principal

amount)

equal

to

the

Comparable
Treasury

Price

(as

defined

below)

for

the

Reset

Determination

Date.
If

the

U.S.

Treasury

Rate

cannot

be

determined,

for

whatever

reason,

as

described

under

(1)

or

(2)

above,

“U.S.

Treasury

Rate”

means

the

rate
in

percentage

per

annum

as

notified

by

the

Calculation

Agent

to

us

equal

to

the

yield

on

U.S.

Treasury

securities

having

the

term

to

maturity,

as
specified

in

the

relevant

prospectus

supplement,

as

set

forth

in

the

most

recently

published

statistical

release

designated

“H.15”

under

the
caption

“Treasury

constant

maturities”

(or

any

successor

publication

that

is

published

weekly

by

the

Board

of

Governors

of

the

Federal

Reserve
System

and

that

establishes

yields

on

actively

traded

U.S.

Treasury

securities

adjusted

to

constant

maturity

under

the

caption

“Treasury
constant

maturities”

for

the

term

to

maturity

as

specified

in

the

relevant

prospectus

supplement)

at

5:00

p.m.

(New

York

City

time)

on

the

last
available

date

preceding

the

Reset

Determination

Date

on

which

such

rate

was

set

forth

in

such

release

(or

any

successor

release).
“Comparable

Treasury

Issue”

means,

with

respect

to

the

Reset

Period,

the

U.S.

Treasury

security

or

securities

selected

by

us

with

a

maturity
date

on

or

about

the

last

day

of

the

Reset

Period

and

that

would

be

utilized,

at

the

time

of

selection

and

in

accordance

with

customary

financial
practice,

in

pricing

new

issues

of

corporate

debt

securities

denominated

in

U.S.

dollars

and

having

the

term

to

maturity

as

specified

in

the
relevant

prospectus

supplement.
“Comparable

Treasury

Price”

means,

with

respect

to

the

Reset

Determination

Date,

(i)

the

arithmetic

average

of

the

Reference

Treasury

Dealer
Quotations

(

as

defined

below)

for

the

Reset

Determination

Date,

after

excluding

the

highest

and

lowest

such

Reference

Treasury

Dealer
Quotations,

(ii)

if

fewer

than

five

such

Reference

Treasury

Dealer

Quotations

are

received,

the

arithmetic

average

of

all

such

quotations,

or

(iii)

if
fewer

than

two

such

Reference

Treasury

Dealer

Quotations

are

received,

then

such

Reference

Treasury

Dealer

Quotation.
“Reference

Treasury

Dealer”

means,

with

respect

to

the

Reset

Determination

Date,

each

of

up

to

five

banks

selected

by

us,

or

the

affiliates

of
such

banks,

which

are

(i)

primary

U.S.

Treasury

securities

dealers,

and

their

respective

successors,

or

(ii)

market

makers

in

pricing

corporate
bond

issues

denominated

in

U.S

dollars.
“Reference

Treasury

Dealer

Quotations”

means,

with

respect

to

each

Reference

Treasury

Dealer

and

the

Reset

Determination

Date,

the
arithmetic

average,

as

determined

by

the

Calculation

Agent,

of

the

bid

and

offered

prices

(such

prices

being

obtained

by

us

and

furnished

to

the
Calculation

Agent)

for

the

applicable

Comparable

Treasury

Issue,

expressed

in

each

case

as

a

percentage

of

its

principal

amount,

at

11:00

a.m.
(New

York

City

time)

on

the

Reset

Determination

Date.
Floating

Rate

Interest

–

LIBOR
The

Floating

Rate

Notes

and,

during

the

relevant

floating

rate

interest

periods

for

each

series

of

Fixed-to-Floating

Rate

Notes,

the

Fixed-to-
Floating

Rate

Notes,

will

bear

interest

at

a

floating

rate,

reset

quarterly,

plus

the

margin

as

set

forth

in

the

table

above.

The

Bank

of

New

York

Mellon,

London

branch,

as

Calculation

Agent,

determines

the

floating

interest

rate

for

each

floating

rate

interest

period

by
reference

to

the

then-current

three-month

U.S.

dollar

London

Interbank

Offered

Rate

(“LIBOR”)

on

the

applicable

interest

determination

date.
The

interest

determination

date

for

each

floating

rate

interest

period

is

the

second

London

banking

day

(being

any

day

on

which

dealings

in

U.S.
dollars

are

transacted

in

the

London

interbank

market)

preceding

the

applicable

floating

rate

interest

payment

date.

Calculation

of

LIBOR
With

respect

to

any

interest

determination

date,

LIBOR

is

the

offered

rate

for

deposits

in

U.S.

dollars

having

a

maturity

of

three

months

that
appears

on

Reuters

Page

LIBOR01

as

of

the

applicable

time

specified

in

the

relevant

prospectus

supplement,

on

that

interest

determination
date.

If

no

such

rate

appears

on

Reuters

Page

LIBOR01

on

such

interest

determination

date,

LIBOR

will

be

determined

for

such

interest
determination

date

on

the

basis

of

the

rates

at

which

deposits

in

U.S.

dollars

for

the

period

of

three

months

are

offered

to

prime

banks

in

the
London

interbank

market

by

the

principal

London

offices

of

each

of

four

major

reference

banks

in

the

London

interbank

market,

as

selected

and
identified

by

us

(the

“reference

banks”),

at

the

applicable

time

as

specified

in

the

relevant

prospectus

supplement,

on

that

interest

determination
date

and

in

a

principal

amount

that

is

representative

for

a

single

transaction

in

U.S.

dollars

in

that

market

at

that

time.

If

at

least

two

such
quotations

are

provided,

LIBOR

on

such

interest

determination

date

will

be

the

arithmetic

mean

of

those

quotations.

If

fewer

than

two

such
quotations

are

provided,

LIBOR

on

such

interest

determination

date

will

be

the

arithmetic

mean

of

the

rates

quoted

at

approximately

11:00

a.m.,
in

the

City

of

New

York,

on

the

interest

determination

date

by

three

major

banks

in

The

City

of

New

York,

selected

and

identified

by

us,

for

loans
in

U.S.

dollars

to

leading

European

banks,

for

a

period

of

three

months,

commencing

on

the

related

interest

reset

date,

and

in

a

principal
amount

that

is

representative

for

a

single

transaction

in

U.S.

dollars

in

that

market

at

that

time.

If

at

least

two

such

rates

are

so

provided,

LIBOR
on

the

interest

determination

date

will

be

the

arithmetic

mean

of

such

rates.

If

fewer

than

two

such

rates

are

so

provided,

LIBOR

on

the

interest
determination

date

will

be

equal

to

LIBOR

in

effect

with

respect

to

the

immediately

preceding

interest

determination

date

or,

in

the

case

of

the
first

interest

determination

date

for

the

2.852%

Fixed-to-Floating

Rate

Senior

Notes

due

2026,

the

rate

of

interest

for

the

relevant

interest

rate
period

will

be

equal

to

the

fixed

interest

rate

for

such

series

of

debt

securities.
In

this

section,

“Reuters

Page

LIBOR01”

means

the

display

that

appears

on

Reuters

Page

LIBOR01

or

any

page

as

may

replace

such

page

on
such

service

(or

any

successor

service)

for

the

purpose

of

displaying

London

interbank

offered

rates

of

major

banks

for

U.S.

dollars.
LIBOR

Replacement

Following

the

FCA’s

announcement

in

July

2017

that

it

will

no

longer

persuade

or

compel

banks

to

submit

rates

for

the

calculation

of

LIBOR

to
the

administrator

of

LIBOR

after

2021,

the

terms

of

certain

series

of

debt

securities

issued

from

May

2018

(listed

in

the

table

above)

include
LIBOR

replacement

provisions

in

the

event

that

LIBOR

is,

for

example,

discontinued

or

ceases

to

be

published,

such

that

it

is

no

longer

possible
to

calculate

the

floating

rate

interest

in

the

manner

set

out

above.

Replacement

of

LIBOR
For

those

debt

securities

for

which

“Terms

provide

for

the

replacement

of

LIBOR”

is

indicated

in

the

table

above,

the

following

provisions

for

the
replacement

of

LIBOR

apply.

In

addition,

for

those

debt

securities

for

which

“Terms

provide

for

Benchmark

Events

(as

defined

below)

that

would
trigger

the

replacement

of

LIBOR”

is

also

indicated

in

the

table

above,

the

following

provisions

for

the

replacement

of

LIBOR

apply

following

the
occurrence

of

a

Benchmark

Event.

(i)

We

shall

use

reasonable

endeavours

to

appoint

an

Independent

Adviser

to

determine

a

Successor

Rate

(as

defined

below)

or,

alternatively,
if

there

is

no

Successor

Rate,

an

Alternative

Reference

Rate

(as

defined

below);
(ii)

If

we

are

unable

to

appoint

an

Independent

Adviser,

or

the

Independent

Adviser

appointed

fails

to

determine

either

a

Successor

Rate

or
whether

an

Alternative

Reference

Rate

may

be

used,

we

may

ourselves

make

such

a

determination

regarding

the

applicable

floating
interest

rate

for

the

affected

debt

securities;
(iii)

If

a

Successor

Rate

or

an

Alternative

Reference

Rate

(as

applicable)

is

determined

in

accordance

with

clause

(i)

or

(ii),

such

Successor
Rate

or

Alternative

Reference

Rate

(as

applicable)

shall

be

LIBOR

for

each

of

the

future

interest

periods

(subject

to

the

subsequent
operation

of,

and

to

any

applicable

adjustment

described

in

clause

(iv)

below);
provided,

however
,

that

if

clause

(ii)

applies

and

we

do

not,

or
are

also

unable

to,

determine

either

a

Successor

Rate

or

whether

an

Alternative

Reference

Rate

may

be

used,

the

floating

interest

rate
applicable

to

the

next

succeeding

floating

rate

interest

period

shall

be

equal

to

the

floating

interest

rate

last

determined

in

relation

to

the
affected

debt

securities

(or,

alternatively,

in

the

case

of

the

applicable

series

of

Floating

Rate

Notes,

if

there

has

not

been

a

first

floating

rate
interest

payment

date

in

respect

of

such

debt

securities,

or

in

the

case

of

the

applicable

series

of

Fixed-to-Floating

Rate

Notes,

if

there

has
not

been

a

first

floating

rate

interest

period

in

respect

of

such

debt

securities,

the

floating

interest

rate

shall

be

the

relevant

first

floating

rate
of

interest

or

the

fixed

interest

rate,

as

applicable

pursuant

to

the

prospectus

supplement

for

the

relevant

debt

securities);

(iv)

If

we

or

the

Independent

Adviser

(as

applicable)

determines

that

an

Adjustment

Spread

(as

defined

below)

should

be

applied

to

the
Successor

or

Alternative

Reference

Rate

(as

applicable)

and

determines

the

quantum

of,

or

a

formula

or

methodology

for

determining,

such
Adjustment

Spread,

then

such

Adjustment

Spread

shall

be

applied

to

the

Successor

Rate

or

the

Alternative

Reference

Rate

(as

applicable)
and

the

Floating

Rate

of

Interest

shall

be

the

aggregate

of

(a)

the

Successor

Rate

or

the

Alternative

Reference

Rate

(as

applicable),

(b)

the
Adjustment

Spread,

and

(c)

the

Margin;

failing

which,

such

Successor

Rate

or

Alternative

Reference

Rate

(as

applicable)

will

apply

without
an

Adjustment

Spread.

We

or

the

Independent

Adviser

may

also

specify

certain

changes

to

the

terms

of

the

affected

debt

securities
including,

but

not

limited

to,

the

margin,

relevant

day

count,

relevant

screen

page,

Business

Day,

interest

determination

date

and/or

the
definition

of

LIBOR,

and

the

method

for

determining

the

fallback

rate

in

relation

to

the

affected

debt

securities,

in

order

to

follow

market
practice

in

relation

to

the

chosen

Successor

Rate,

the

Alternative

Reference

Rate

(as

applicable)

and/or

the

Adjustment

Spread.
The

Trustee

and

Calculation

Agent

will

effect

any

amendments

to

the

relevant

documentation

(including

the

indenture

and

the

terms

of

the

debt
securities)

that

are

required

to

give

effect

to

the

provisions

described

above.

Consent

of

the

holders

of

the

affected

debt

securities

will

not

be
required

in

connection

with

implementing

a

Successor

Rate,

Alternative

Reference

Rate

(as

applicable)

and/or

any

Adjustment

Spread

or

such
other

changes,

including

for

the

execution

of

any

documents,

amendments

or

other

steps

by

the

Trustee

or

the

Calculation

Agent

(if

required).
We

will

give

prompt

notice

to

the

Trustee,

the

Calculation

Agent

and

the

holders

of

the

debt

securities

following

the

determination

of

any
Successor

Rate,

Alternative

Reference

Rate

(as

applicable)

and/or

any

Adjustment

Spread,

and

specify

the

effective

date(s)

for

such

Successor
Rate,

Alternative

Reference

Rate

(as

applicable)

and/or

any

Adjustment

Spread

and

any

consequential

changes

made

to

the

provisions

as
described

above.
Notwithstanding

the

above,

determination

of

any

Successor

Rate,

Alternative

Reference

Rate

or

any

Adjustment

Spread,

and

any

other

related
changes

to

the

debt

securities,

shall

be

made

in

accordance

with

the

relevant

Capital

Regulations

(if

applicable),

as

defined

in

the

prospectus
supplement

for

the

relevant

series

of

debt

securities.
For

the

purposes

of

this

section:
“Adjustment

Spread”

means

a

spread

(which

may

be

positive

or

negative)

or

formula

or

methodology

for

calculating

a

spread,

which

the
Independent

Adviser

(in

consultation

with

us)

or

we,

as

issuer

(as

applicable),

determine

is

required

to

be

applied

to

the

Successor

Rate

or

the
Alternative

Reference

Rate

(as

applicable)

in

order

to

reduce

or

eliminate,

to

the

extent

reasonably

practicable

in

the

circumstances,

any
economic

prejudice

or

benefit

(as

applicable)

to

holders

of

the

debt

securities

as

a

result

of

the

replacement

of

LIBOR

with

the

Successor

Rate
or

the

Alternative

Reference

Rate

(as

applicable)

and

is

the

spread,

formula

or

methodology

which:
(i)

in

the

case

of

a

Successor

Rate,

is

recommended

in

relation

to

the

replacement

of

LIBOR

with

the

Successor

Rate

by

any

“Relevant
Nominating

Body”

(as

that

term

is

defined

in

the

prospectus

supplement

for

the

relevant

series

of

debt

securities);

or
(ii)

in

the

case

of

a

Successor

Rate

for

which

no

such

recommendation

has

been

made

or

in

the

case

of

an

Alternative

Reference

Rate,
the

Independent

Adviser

(in

consultation

with

us)

or

we,

as

issuer

(as

applicable)

determine

is

recognized

or

acknowledged

as

being
in

customary

market

usage

in

international

debt

capital

markets

transactions

which

reference

LIBOR,

where

such

rate

has

been
replaced

by

the

Successor

Rate

or

the

Alternative

Reference

Rate

(as

applicable);

or
(iii)

if

no

such

customary

market

usage

is

recognized

or

acknowledged,

the

Independent

Adviser

(in

consultation

with

us)

or

we,

as

issuer,
in

its/our

discretion

(as

applicable),

determine

(acting

in

good

faith

and

in

a

commercially

reasonable

manner)

to

be

appropriate;
“Alternative

Reference

Rate”

means

the

rate

that

the

Independent

Adviser

or

we,

as

issuer

(as

applicable)

determine

has

replaced

LIBOR

in
customary

market

usage

in

the

international

debt

capital

markets

for

the

purposes

of

determining

rates

of

interest

in

respect

of

bonds
denominated

in

U.S.

dollars

and

of

a

comparable

duration

to

the

relevant

floating

rate

interest

period,

or,

if

the

Independent

Adviser

or

we,

as
issuer

(as

applicable)

determine

that

there

is

no

such

rate,

such

other

rate

as

the

Independent

Adviser

or

we,

as

issuer

(as

applicable)
determines

in

its/our

discretion

(acting

in

good

faith

and

in

a

commercially

reasonable

manner)

is

most

comparable

to

LIBOR;
“Benchmark

Event”

means:
●

LIBOR

has

ceased

to

be

published

on

the

relevant

screen

page

as

a

result

of

such

benchmark

ceasing

to

be

calculated

or
administered;

or
●

a

public

statement

by

the

administrator

of

LIBOR

that

it

has

ceased,

or

will

cease,

publishing

such

reference

rate

permanently

or
indefinitely

(in

circumstances

where

no

successor

administrator

has

been

appointed

that

will

continue

publication

of

such

reference
rate);

or
●

a

public

statement

by

the

supervisor

of

the

administrator

of

LIBOR

that

such

reference

rate

has

been

or

will

be

permanently

or
indefinitely

discontinued;

or
●

a

public

statement

by

the

supervisor

of

the

administrator

of

LIBOR

as

a

consequence

of

which

such

reference

rate

will

be

prohibited
from

being

used

or

that

its

use

will

be

subject

to

restrictions

or

adverse

consequences

either

generally,

or

in

respect

of

the

debt
securities;

or

●

a

public

statement

by

the

supervisor

of

the

administrator

of

LIBOR

that,

in

the

view

of

such

supervisor,

such

reference

rate

is

no
longer

representative

of

an

underlying

market

or

the

methodology

to

calculate

such

reference

rate

has

materially

changed;

or
●

it

has

or

will

become

unlawful

for

the

Calculation

Agent

or

us

to

calculate

any

payments

due

to

be

made

to

any

holder

of

the

debt
securities

using

LIBOR

(including,

without

limitation,

under

the

Benchmark

Regulation

(EU)

2016/1011,

if

applicable).
“Independent

Adviser”

means

an

independent

financial

institution

of

international

repute

or

other

independent

financial

adviser

experienced

in
the

international

debt

capital

markets,

in

each

case

appointed

by

us

at

our

own

expense;
“Successor

Rate”

means

the

reference

rate

(and

related

alternative

screen

page

or

source,

if

applicable)

that

the

Independent

Adviser

or

we,

as
issuer

(as

applicable)

determines

is

a

successor

to

or

replacement

of

LIBOR

which

is

formally

recommended

by

any

Relevant

Nominating

Body.
Benchmark

Transition

Provisions
For

the

2.852%

Fixed-to-Floating

Rate

Senior

Notes

due

2026,

if

we

or

our

designee

determine

on

or

prior

to

any

interest

determination

date
that

a

Benchmark

Transition

Event

and

its

related

Benchmark

Replacement

Date

(each,

as

defined

below)

have

occurred

with

respect

to

LIBOR
or

the

then-current

Benchmark,

then

the

provisions

set

forth

below

under

this

section

(the

“Benchmark

Transition

Provisions”)

will

thereafter
apply

to

all

determinations

of

the

applicable

floating

interest

rate

for

such

debt

securities;

provided

that

no

Benchmark

Replacement

(as

defined
below)

will

be

adopted

if

and

to

the

extent

that

we

determine,

in

our

sole

discretion,

that

such

Benchmark

Replacement

prejudices,

or

could
reasonably

be

expected

to

prejudice,

after

the

application

of

the

applicable

Benchmark

Replacement

Adjustment,

the

Benchmark

Replacement
Conforming

Changes

(each,

as

defined

below)

and

the

further

decisions

and

determinations

as

described

below,

the

eligibility

of

such

debt
securities

to

count

towards

the

Group’s

minimum

requirement

for

own

funds

and

eligible

liabilities

for

purposes

of,

and

in

accordance

with,

the
Capital

Regulations;

provided

further

that,

if

we

have

determined

not

to

adopt

the

Benchmark

Replacement

in

accordance

with

the

proviso

set
forth

above

and

a

Benchmark

Transition

Event

and

its

related

Benchmark

Replacement

Date

have

occurred

with

respect

to

LIBOR

or

the

then-
current

Benchmark,

the

floating

interest

rate

for

such

floating

rate

interest

period

and

subsequent

floating

rate

interest

periods

will

be

equal

to
the

applicable

floating

interest

rate

in

effect

for

the

immediately

preceding

floating

rate

interest

period

or,

in

the

case

of

the

first

interest
determination

date,

the

rate

of

interest

for

such

floating

rate

interest

period

and

subsequent

floating

rate

interest

periods

will

be

equal

to

the
applicable

fixed

interest

rate.

In

accordance

with

the

Benchmark

Transition

Provisions,

after

a

Benchmark

Transition

Event

and

its

related
Benchmark

Replacement

Date

have

occurred,

the

amount

of

interest

that

will

be

payable

for

each

floating

rate

interest

period

will

be

an

annual
rate

equal

to

the

sum

of

the

Benchmark

Replacement

and

the

margin.
If

we

or

our

designee

determine

that

a

Benchmark

Transition

Event

and

its

related

Benchmark

Replacement

Date

have

occurred

prior

to

the
Reference

Time

(as

defined

below)

in

respect

of

any

determination

of

the

Benchmark

on

any

date,

the

Benchmark

Replacement

will

replace

the
then-current

Benchmark

for

all

purposes

in

respect

of

such

determination

on

such

date

and

all

determinations

on

all

subsequent

dates.
In

connection

with

the

implementation

of

a

Benchmark

Replacement,

we

or

our

designee

has

the

right

to

make

any

Benchmark

Replacement
Conforming

Changes

from

time

to

time.
“Benchmark”

means,

initially,

LIBOR;

provided

that

if

a

Benchmark

Transition

Event

and

its

related

Benchmark

Replacement

Date

have
occurred

with

respect

to

LIBOR

or

the

then-current

Benchmark,

then

“Benchmark”

means

the

applicable

Benchmark

Replacement.
“Benchmark

Replacement”

means

the

Interpolated

Benchmark

with

respect

to

the

then-current

Benchmark,

plus

the

Benchmark

Replacement
Adjustment

for

such

Benchmark;

provided

that

if

we

or

our

designee

cannot

determine

the

Interpolated

Benchmark

as

of

the

Benchmark
Replacement

Date,

then

“Benchmark

Replacement”

means

the

first

alternative

set

forth

in

the

order

below

that

can

be

determined

by

us

or

our
designee

as

of

the

Benchmark

Replacement

Date:
(1)

the

sum

of:

(a)

Term

SOFR

and

(b)

the

Benchmark

Replacement

Adjustment;
(2)

the

sum

of:

(a)

Compounded

SOFR

and

(b)

the

Benchmark

Replacement

Adjustment;
(3)

the

sum

of:

(a)

the

alternate

rate

of

interest

that

has

been

selected

or

recommended

by

the

Relevant

Governmental

Body

as

the
replacement

for

the

then-current

Benchmark

for

the

applicable

Corresponding

Tenor

and

(b)

the

Benchmark

Replacement
Adjustment;
(4)

the

sum

of:

(a)

the

ISDA

Fallback

Rate

and

(b)

the

Benchmark

Replacement

Adjustment;

or
(5)

the

sum

of:

(a)

the

alternate

rate

of

interest

that

has

been

selected

by

us

or

our

designee

as

the

replacement

for

the

then-current
Benchmark

for

the

applicable

Corresponding

Tenor

giving

due

consideration

to

any

industry-accepted

rate

of

interest

as

a
replacement

for

the

then-current

Benchmark

for

U.S.

dollar

denominated

floating

rate

debt

securities

at

such

time

and

(b)

the
Benchmark

Replacement

Adjustment.
“Benchmark

Replacement

Adjustment”

means

the

first

alternative

set

forth

in

the

order

below

that

can

be

determined

by

us

or

our

designee

as
of

the

Benchmark

Replacement

Date:
(1)

the

spread

adjustment,

or

method

for

calculating

or

determining

such

spread

adjustment

that

has

been

selected,

or

recommended

by
the

Relevant

Governmental

Body

for

the

applicable

Unadjusted

Benchmark

Replacement;
(2)

if

the

applicable

Unadjusted

Benchmark

Replacement

is

equivalent

to

the

ISDA

Fallback

Rate,

then

the

ISDA

Fallback

Adjustment;
(3)

the

spread

adjustment

that

has

been

selected

by

us

or

our

designee

giving

due

consideration

to

any

industry-accepted

spread
adjustment,

or

method

for

calculating

or

determining

such

spread

adjustment,

for

the

replacement

of

the

then-current

Benchmark

with
the

applicable

Unadjusted

Benchmark

Replacement

for

U.S.

dollar

denominated

floating

rate

debt

securities

at

such

time.
“Benchmark

Replacement

Conforming

Changes”

means,

with

respect

to

any

Benchmark

Replacement,

any

technical,

administrative

or
operational

changes

(including

changes

to

the

definition

of

interest

period,

timing

and

frequency

of

determining

rates

and

making

payments

of
interest,

rounding

of

amounts

or

tenors,

and

other

administrative

matters)

that

we

or

our

designee

decide

may

be

appropriate

to

reflect

the
adoption

of

such

Benchmark

Replacement

in

a

manner

substantially

consistent

with

market

practice

(or,

if

we

or

our

designee

decide

that
adoption

of

any

portion

of

such

market

practice

is

not

administratively

feasible

or

if

we

or

our

designee

determine

that

no

market

practice

for

use
of

the

Benchmark

Replacement

exists,

in

such

other

manner

as

we

or

our

designee

determine

is

reasonably

necessary).
“Benchmark

Replacement

Date”

means

the

earliest

to

occur

of

the

following

events

with

respect

to

the

then-current

Benchmark:
(1)

in

the

case

of

clause

(1)

or

(2)

of

the

definition

of

“Benchmark

Transition

Event,”

the

later

of

(a)

the

date

of

the

public

statement

or
publication

of

information

referenced

therein

and

(b)

the

date

on

which

the

administrator

of

the

Benchmark

permanently

or

indefinitely
ceases

to

provide

the

Benchmark;

or
(2)

in

the

case

of

clause

(3)

of

the

definition

of

“Benchmark

Transition

Event,”

the

date

of

the

public

statement

or

publication

of
information

referenced

therein.
If

the

event

giving

rise

to

the

Benchmark

Replacement

Date

occurs

on

the

same

day

as,

but

earlier

than,

the

Reference

Time

in

respect

of

any
determination,

the

Benchmark

Replacement

Date

will

be

deemed

to

have

occurred

prior

to

the

Reference

Time

for

such

determination.
“Benchmark

Transition

Event”

means:

(1)

a

public

statement

by

the

administrator

of

the

then-current

Benchmark

that

it

has

ceased,

or

will

cease,

publishing

such

Benchmark
permanently

or

indefinitely

(in

circumstances

where

no

successor

administrator

has

been

appointed

that

will

continue

publication

of
such

Benchmark);

or
(2)

a

public

statement

by

the

supervisor

of

the

administrator

of

the

then-current

Benchmark

that

such

reference

rate

has

been

or

will

be
permanently

or

indefinitely

discontinued;

or
(3)

a

public

statement

by

the

supervisor

of

the

administrator

of

the

then-current

Benchmark

announcing

that

such

Benchmark

is

no

longer
representative.
“Compounded

SOFR”

means

the

compounded

average

of

daily

SOFR

rates

for

the

applicable

Corresponding

Tenor,

with

the

rate,

or
methodology

for

this

rate,

and

conventions

for

this

rate

being

established

by

us

in

accordance

with:

(1)

the

rate,

or

methodology

for

this

rate,

and

conventions

for

this

rate

selected

or

recommended

by

the

Relevant

Governmental
Body

for

determining

Compounded

SOFR;

provided

that:

(2)

if,

and

to

the

extent

that,

we

or

our

designee

determine

that

Compounded

SOFR

cannot

be

determined

in

accordance

with
clause

(1)

above,

then

the

rate,

or

methodology

for

this

rate,

and

conventions

for

this

rate

that

have

been

selected

by

us

or

our
designee

giving

due

consideration

to

any

industry-accepted

market

practice

for

U.S.

dollar

denominated

floating

rate

notes

at
such

time.

“Corresponding

Tenor”

with

respect

to

a

Benchmark

Replacement

means

a

tenor

(including

overnight)

having

approximately

the

same

length
(disregarding

business

day

adjustment)

as

the

applicable

tenor

for

the

then-current

Benchmark.

“designee”

means

a

designee

as

selected

and

separately

appointed

by

us

as

designee

for

the

notes

in

writing.
“Federal

Reserve

Bank

of

New

York’s

Website”

means

the

website

of

the

FRBNY

at

http://www.newyorkfed.org,

or

any

successor

source.

“Interpolated

Benchmark”

with

respect

to

the

Benchmark

means

the

rate

determined

for

the

Corresponding

Tenor

by

interpolating

on

a

linear
basis

between:

(1)

the

Benchmark

for

the

longest

period

(for

which

the

Benchmark

is

available)

that

is

shorter

than

the

Corresponding

Tenor
and

(2)

the

Benchmark

for

the

shortest

period

(for

which

the

Benchmark

is

available)

that

is

longer

than

the

Corresponding

Tenor.

“ISDA

Definitions”

means

the

2006

ISDA

Definitions

published

by

the

International

Swaps

and

Derivatives

Association,

Inc.

(“ISDA”)

or

any
successor

thereto,

as

amended

or

supplemented

from

time

to

time,

or

any

successor

definitional

booklet

for

interest

rate

derivatives

published
from

time

to

time.

“ISDA

Fallback

Adjustment”

means

the

spread

adjustment

(which

may

be

a

positive

or

negative

value

or

zero)

that

would

apply

for

derivatives
transactions

referencing

the

ISDA

Definitions

to

be

determined

upon

the

occurrence

of

an

index

cessation

event

with

respect

to

the

Benchmark
for

the

applicable

tenor.

“ISDA

Fallback

Rate”

means

the

rate

that

would

apply

for

derivatives

transactions

referencing

the

ISDA

Definitions

to

be

effective

upon

the
occurrence

of

an

index

cessation

date

with

respect

to

the

Benchmark

for

the

applicable

tenor

excluding

the

applicable

ISDA

Fallback
Adjustment.
“Reference

Time”

with

respect

to

any

determination

of

the

Benchmark

means

(1)

if

the

Benchmark

is

LIBOR,

11:00

a.m.

(London

time)

on

the
day

that

is

two

London

Banking

Days

preceding

the

date

of

such

determination,

and

(2)

if

the

Benchmark

is

not

LIBOR,

the

time

determined

by
us

or

our

designee

in

accordance

with

the

Benchmark

Replacement

Conforming

Changes.
“Relevant

Governmental

Body”

means

the

Federal

Reserve

Board

and/or

the

FRBNY,

or

a

committee

officially

endorsed

or

convened

by

the
Federal

Reserve

Board

and/or

the

FRBNY

or

any

successor

thereto.

“SOFR”

with

respect

to

any

day

means

the

secured

overnight

financing

rate

published

for

such

day

by

the

FRBNY,

as

the

administrator

of

the
benchmark

(or

a

successor

administrator),

on

the

Federal

Reserve

Bank

of

New

York’s

Website

(or

any

successor

source).

“Term

SOFR”

means

the

forward-looking

term

rate

for

the

applicable

Corresponding

Tenor

based

on

SOFR

that

has

been

selected

or
recommended

by

the

Relevant

Governmental

Body.

“Unadjusted

Benchmark

Replacement”

means

the

Benchmark

Replacement

excluding

the

Benchmark

Replacement

Adjustment.
Ranking

Senior

Debt

Securities
Our

Senior

Debt

Securities

constitute

our

direct,

unconditional,

unsecured

and

unsubordinated

obligations

ranking
pari

passu

without

any
preference

among

themselves.

In

the

event

of

our

winding-up

or

administration,

the

Senior

Debt

Securities

will

rank
pari

passu

with

all

our

other
outstanding

unsecured

and

unsubordinated

obligations,

present

and

future,

except

such

obligations

as

are

preferred

by

operation

of

law.
Pursuant

to

the

UK

Banks

and

Building

Societies

(Priorities

on

Insolvency)

Order

2018,

the

Senior

Debt

Securities

will

constitute

our

ordinary
non-preferential

debt

and

will

rank

in

priority

to

secondary

non-preferential

debts

and

tertiary

non-preferential

debts.

The

terms

“ordinary

non-
preferential

debt”,

“secondary-non

preferential

debt”

and

“tertiary

non-preferential

debt”

shall

have

the

meanings

given

to

each

of

them

in

such
Order

and

any

other

law

or

regulation

applicable

to

us

which

is

amended

by

such

Order,

as

each

may

be

amended

or

replaced

from

time

to
time.
Dated

Subordinated

Debt

Securities
Our

Dated

Subordinated

Debt

Securities

constitute

our

direct,

unsecured

and

subordinated

obligations

ranking
pari

passu

without

any
preference

among

themselves.

In

the

event

of

our

winding-up

or

administration,

the

claims

of

the

Trustee,

on

behalf

of

the

holders

of

the

Dated
Subordinated

Debt

Securities

(but

not

the

rights

and

claims

of

the

Trustee

in

its

personal

capacity

under

the

relevant

Dated

Subordinated

Debt
Securities

Indenture),

and

the

holders

of

the

Dated

Subordinated

Debt

Securities

against

us,

in

respect

of

such

Dated

Subordinated

Debt
Securities

(including

any

damages

or

other

amounts

(if

payable))

will:

(i)

be

subordinated

to

the

claims

of

all

senior

creditors

(as

defined

below);
(ii)

rank

at

least
pari

passu

with

the

claims

of

any

subordinated

creditors

of

Barclays

which

in

each

case

by

law

rank,

or

by

their

terms

are
expressed

to

rank,
pari

passu

with

the

Dated

Subordinated

Debt

Securities;

and
(iii)

rank

senior

to

Barclays’

ordinary

shares,

preference

shares

and

any

junior

subordinated

obligations

(which

may

include

any

of

the

junior
subordinated

obligations

which

are

identified

in

the

relevant

prospectus

supplement

as

“junior

obligations”)

or

other

securities

which

in

each
case

either

by

law

rank,

or

by

their

terms

are

expressed

to

rank,

junior

to

the

Dated

Subordinated

Debt

Securities.
“Senior

creditors”

with

respect

to

a

particular

series

of

Dated

Subordinated

Debt

Securities,

means

creditors

of

Barclays

who

are:

(1)
unsubordinated

creditors;

(2)

subordinated

creditors

(whether

in

the

event

of

a

winding-up

or

administration

of

Barclays

or

otherwise)

other

than
(x)

those

whose

claims

by

law

rank,

or

by

their

terms

are

expressed

to

rank,
pari

passu

with

or

junior

to

the

claims

of

the

holders

of

the

relevant
series

of

Dated

Subordinated

Debt

Securities

or

(y)

any

claims

which

are

identified

in

the

relevant

prospectus

supplement

as

being

in

respect

of
“Parity

Obligations”

or

“Junior

Obligations”;

or

(3)

in

the

case

of

the

5.088%

Fixed-to-Floating

Rate

Subordinated

Notes

due

2030

and

the
3.564%

Fixed

Rate

Resetting

Subordinated

Callable

Notes

due

2035,

creditors

in

respect

of

any

secondary

non-preferential

debts

(as

defined

in
the

Banks

and

Building

Societies

(Priorities

on

Insolvency)

Order

2018

and

any

other

law

or

regulation

applicable

to

Barclays

which

is

amended
by

this

order).

As

of

December

31,

2020,

the

aggregate

amount

of

outstanding

indebtedness

senior

to

the

Dated

Subordinated

Debt

Securities
is

GBP

£38,593

million.
No

Set-off
For

the

Dated

Subordinated

Debt

Securities

and

the

Senior

Debt

Securities

issued

on

or

after

January

3,

2017,

subject

to

applicable

law,

no
holder

of

debt

securities

may

exercise

any

claim

or

plead

any

right

of

set-off,

compensation

or

retention

in

respect

of

any

amount

owed

to

it

by
us

in

connection

with

the

debt

securities

and

the

relevant

indenture.

By

its

acquisition

of

the

debt

securities,

each

holder

and

beneficial

owner
shall

be

deemed

to

have

waived

all

such

rights

of

set-off,

compensation

or

retention.

No

holder

of

debt

securities

shall

be

entitled

to

proceed
directly

against

us

except

as

described

below

under

“
Limitation

on

Suits.
”
For

the

Senior

Debt

Securities

issued

prior

to

2017,

subject

to

applicable

law,

the

Trustee

and

holders

of

the

debt

securities

by

their

acceptance
thereof

will

be

deemed

to

have

waived

any

right

of

set-off

or

counterclaim

with

respect

to

the

relevant

debt

securities

or

the

relevant

indenture
that

they

might

otherwise

have

against

us.
Redemption
We

may,

in

the

circumstances

set

out

below,

redeem

the

debt

securities

prior

to

their

specified

maturity

date.

Holders

of

the

debt

securities

have
no

right

to

require

us

to

redeem

the

debt

securities.

The

debt

securities

of

any

series

to

be

redeemed

will

also

stop

bearing

interest

on

the
relevant

redemption

date.

We

will

give

prior

notice

of

any

proposed

redemption

to

holders

of

debt

securities

denominated

in

U.S.

dollars

via
DTC

or,

in

respect

of

the

Sterling-denominated

Notes,

via

Clearstream,

Luxembourg

and/or

Euroclear,

or,

if

the

relevant

debt

securities

are

held
in

definitive

form,

to

the

holders

at

their

addresses

shown

on

the

register

for

such

debt

securities.

The

notice

period

required

for

any

proposed
redemption

is

set

out

in

the

table

above.
Notwithstanding

the

foregoing,

for

the

Dated

Subordinated

Debt

Securities

and

certain

series

of

Senior

Debt

Securities

issued

on

or

after
January

3,

2017,

we

may

redeem

the

relevant

series

of

debt

securities

only

if

we

have

obtained

prior

regulatory

consent

for

such

redemption

to
the

extent

that

such

consent

is

required

by

the

Capital

Regulations,

as

defined

in

the

prospectus

supplement

for

the

relevant

series

of

debt
securities

to

be

redeemed.
If

we

have

elected

to

redeem

any

series

of

debt

securities

but

prior

to

the

payment

of

the

redemption

amount

the

Relevant

U.K.

Resolution
Authority

exercises

its

U.K.

Bail-in

Power

(see
“—Exercise

of

U.K.

Bail-in

Power”

below)

in

respect

of

the

debt

securities,

the

relevant
redemption

notice

shall

be

automatically

rescinded

and

shall

be

of

no

force

and

effect,

and

no

payment

of

the

redemption

amount

will

be

due
and

payable.
Tax

Redemption

We

have

the

right

to

redeem

any

series

of

debt

securities,

in

whole

but

not

in

part,

at

a

redemption

price

equal

to

100%

of

their

principal

amount
together

with

any

accrued

but

unpaid

interest,

if

any,

upon

the

occurrence

of

certain

events

related

to

taxation

as

described

in

the

relevant
prospectus

supplement.

If,

as

a

result

of

a

change

in,

or

amendment

to,

the

tax

laws

or

regulations

of

the

United

Kingdom

(or

any

political

subdivision

or

authority

thereof
or

therein

that

has

the

power

to

tax)

(a

“Taxing

Jurisdiction”),

including

any

treaty

to

which

the

relevant

Taxing

Jurisdiction

is

a

party,

or

a
change

in

an

official

application

of

those

tax

laws

or

regulations,

including

a

decision

of

any

court

or

tribunal,

which

becomes

effective

on

or

after
the

date

on

which

the

debt

securities

are

issued

(or,

in

the

case

of

additional

securities

of

the

same

series,

the

date

on

which

the

original
securities

are

issued),

we:

(i)

will

or

would

be

required

to

pay

holders

any

additional

amounts

(as

described

below

under

“
Payment

of

Debt
Security

Additional

Amounts
”);

(ii)

would

not

be

entitled

to

claim

a

deduction

in

respect

of

any

payments

in

computing

our

taxation

liabilities

or
the

amount

of

the

deduction

would

be

materially

reduced;

or

(iii)

are

unable

to

have

losses

or

deductions

set

against

the

profits

or

gains,

or
profits

or

gains

offset

by

the

losses

or

deductions,

of

companies

with

which

we

are

or

would

otherwise

be

so

grouped

for

applicable

United
Kingdom

tax

purposes

(each

such

change

in

law

or

regulation

or

the

official

application

thereof,

a

“Tax

Event”),

we

may

redeem

the

affected
series

of

debt

securities.

In

addition,

in

respect

of

the

3.250%

Fixed

Rate

Senior

Notes

due

2033,

4.338%

Fixed-to-Floating

Rate

Senior

Notes

due

2024,

4.972%

Fixed-
to-Floating

Rate

Senior

Notes

due

2029,

Floating

Rate

Senior

Notes

due

2024,

4.610%

Fixed-to-Floating

Rate

Senior

Notes

due

2023,

Floating
Rate

Senior

Notes

due

2023

(3

month

USD

LIBOR

plus

1.43%

p.a.),

3.932%

Fixed-to-Floating

Rate

Senior

Notes

due

2025,

2.852%

Fixed-to-
Floating

Rate

Senior

Notes

due

2026,

2.645%

Fixed

Rate

Resetting

Senior

Callable

Notes

due

2031

and

1.007%

Fixed

Rate

Resetting

Senior
Callable

Notes

due

2024,

we

may

also,

at

our

option,

redeem

such

series

of

debt

securities,

in

whole

but

not

in

part,

if

we

are

required

to

issue
definitive

certificated

notes

in

the

events

specified

under

the

relevant

prospectus

relating

to

the

termination

of

a

global

security

and,

as

a

result,
we

become

obligated

to

pay

holders

any

additional

amounts

(as

described

below

under

“
Payment

of

Debt

Security

Additional

Amounts
”).
We

may

also

redeem

the

5.088%

Fixed-to-Floating

Rate

Subordinated

Notes

due

2030

and

the

3.564%

Fixed

Rate

Resetting

Subordinated
Callable

Notes

due

2035

if,

as

a

result

of

a

Tax

Event,

we

become

obligated

(i)

to

treat

such

debt

securities

or

any

part

thereof

as

a

derivative

or
an

embedded

derivative

for

United

Kingdom

tax

purposes;

or

(ii)

to

bring

into

account

a

taxable

credit

if

the

principal

amount

of

such

debt
securities

were

written

down

or

converted.

Optional

Redemption
We

have

the

right

to

redeem

certain

series

of

debt

securities

(as

specified

in

the

table

above),

at

our

option

(i)

in

whole

or

in

part,

at

any

time
during

a

fixed

period

specified

in

the

prospectus

supplement

for

the

series

of

debt

securities

to

be

redeemed,

at

a

redemption

price

equal

to

the
higher

of

(a)

100%

of

the

principal

amount

of

such

debt

securities

to

be

redeemed

and

(b)

as

determined

by

the

Determination

Agent

(as

defined

below),

the

sum

of

the

present

values

of

the

principal

(discounted

from

the

date

of

the

Par

Redemption

specified

in

the

relevant
prospectus

supplement

(the

“Par

Redemption

Date”))

and

remaining

payments

of

interest

to

be

made

on

any

scheduled

fixed

rate

interest
payment

date

to

the

Par

Redemption

Date

for

the

debt

securities

to

be

redeemed

(not

including

accrued

but

unpaid

interest,

if

any,

on

the
principal

amount

of

the

debt

securities)

discounted

to

the

redemption

date

on

a

semi-annual

basis

(assuming

a

360-day

year

consisting

of
twelve

30-day

months)

at

the

then-current

Optional

Redemption

Treasury

Rate

(as

defined

below)

plus

a

specified

margin,

together

with,

in
either

case

of

(a)

or

(b)

above,

accrued

but

unpaid

interest,

if

any,

on

the

principal

amount

of

the

debt

securities

to

be

redeemed

to

(but
excluding)

the

redemption

date

(the

“Make-Whole

Redemption”);

and/or

(ii)

in

whole

but

not

in

part,

on

the

applicable

Par

Redemption

Date
specified

in

the

table

above

for

the

series

of

debt

securities

to

be

redeemed,

at

a

redemption

price

equal

to

100%

of

their

principal

amount
together

with

accrued

but

unpaid

interest,

if

any.
The

Optional

Redemption

Treasury

Rate

shall

be

calculated

by

the

Determination

Agent

on

the

third

Business

Day

preceding

the

redemption
date.

In

determining

the

Treasury

Rate,

the

below

terms

have

the

following

meaning:
“Optional

Redemption

Treasury

Rate”

means,

with

respect

to

the

redemption

date,

the

rate

per

annum

equal

to:

(1)

the

yield,

under

the

heading
which

represents

the

average

for

the

week

immediately

prior

to

the

calculation

date,

appearing

in

the

most

recently

published

statistical

release
designated

“H.15”,

or

any

successor

publication

that

is

published

by

the

Board

of

Governors

of

the

Federal

Reserve

System

that

establishes
yields

on

actively

traded

U.S.

Treasury

securities

adjusted

to

constant

maturity,

under

the

caption

“Treasury

constant

maturities”,

for

the

maturity
most

closely

corresponding

to

the

Par

Redemption

Date

of

the

debt

securities

being

redeemed

(if

no

maturity

is

within

three

months

before

or
after

the

Par

Redemption

Date

of

the

debt

securities

to

be

redeemed,

yields

for

the

two

published

maturities

most

closely

corresponding

to

the
Optional

Redemption

Comparable

Treasury

Issue

shall

be

determined

and

the

Optional

Redemption

Treasury

Rate

shall

be

interpolated

or
extrapolated

from

such

yields

on

a

straight-line

basis,

rounding

to

the

nearest

month);

or

(2)

if

such

release

(or

any

successor

release)

is

not
published

during

the

week

immediately

prior

to

the

calculation

date

or

does

not

contain

such

yields,

the

rate

per

annum

equal

to

the

semi-
annual

equivalent

yield

to

maturity

of

the

Optional

Redemption

Comparable

Treasury

Issue,

calculated

using

a

price

for

the

Comparable
Treasury

Issue

(expressed

as

a

percentage

of

its

principal

amount)

equal

to

the

Optional

Redemption

Comparable

Trea

sury

Price

for

such
redemption

date;

provided

that,

if

the

period

from

the

redemption

date

to

the

Par

Redemption

Date

is

less

than

one

year,

the

weekly

average
yield

on

actually

traded

U.S.

Treasury

securities

adjusted

to

a

constant

maturity

of

one

year

will

be

used.
“Optional

Redemption

Comparable

Treasury

Issue”

means,

with

respect

to

the

redemption

date,

the

U.S.

Treasury

security

selected

by

the
Determination

Agent

as

having

an

actual

or

interpolated

maturity

comparable

with

the

remaining

term

to

the

Par

Redemption

Date

of

the

debt
securities,

that

would

be

utilized,

at

the

time

of

selection

and

in

accordance

with

customary

financial

practice,

in

pricing

new

issues

of

corporate
debt

securities

denominated

in

U.S.

dollars

and

of

comparable

maturity

to

the

remaining

term

to

the

Par

Redemption

Date

of

the

debt

securities.
“Optional

Redemption

Comparable

Treasury

Price”

means,

with

respect

to

the

redemption

date,

(i)

the

arithmetic

average

of

the

Optional
Redemption

Reference

Treasury

Dealer

Quotations

for

such

redemption

date

(calculated

on

the

third

Business

Day

preceding

such

redemption
date),

after

excluding

the

highest

and

lowest

such

Optional

Redemption

Reference

Treasury

Dealer

Quotations,

or

(ii)

if

fewer

than

five

such
Optional

Redemption

Reference

Tr

easury

Dealer

Quotations

are

received,

the

arithmetic

average

of

all

such

quotations,

or

(iii)

if

fewer

than

two
such

Optional

Redemption

Reference

Treasury

Dealer

Quotations

are

received,

then

such

Optional

Redemption

Reference

Treasury

Dealer
Quotation.
“Determination

Agent”

means

an

investment

bank

or

financial

institution

of

international

standing

selected

by

Barclays

and

which

may

be

an
affiliate

of

Barclays.

“Optional

Redemption

Reference

Treasury

Dealer”

means

each

of

up

to

five

banks

selected

by

Barclays

(following,

where

practicable,
consultation

with

the

Determination

Agent,

if

applicable),

or

the

affiliates

of

such

banks,

which

are

(i)

primary

U.S.

government

securities
dealers,

and

their

respective

successors,

or

(ii)

market

makers

in

pricing

corporate

bond

issues.
“Optional

Redemption

Reference

Treasury

Dealer

Quotations”

means,

with

respect

to

each

Optional

Redemption

Reference

Treasury

Dealer
and

the

redemption

date,

the

arithmetic

average,

as

determined

by

the

Determination

Agent,

of

the

bid

and

offered

prices

for

the

applicable
Optional

Redemption

Comparable

Treasury

Issue

(expressed

in

each

case

as

a

percentage

of

its

principal

amount)

at

11:00

a.m.,

New

York
time,

on

the

third

Business

Day

preceding

such

redemption

date.
Loss

Absorption

Disqualification

Event

Redemption
We

have

the

right

to

redeem

certain

series

of

the

senior

debt

securities

(as

specified

in

the

table

above),

in

whole

but

not

in

part,

at

a
redemption

price

amount

equal

to

100%

of

the

principal

amount

of

the

debt

securities

being

redeemed

together

with

accrued

but

unpaid

interest,
if

any,

upon

the

occurrence

of

a

Loss

Absorption

Regulations

Event

(as

defined

below)

which

results,

or

would

be

likely

to

result

(in

our

opinion,
or

the

opinion

of

the

Prudential

Regulation

Authority

(“PRA”)

or

any

other

relevant

national

or

European

authority),

in

a

Loss

Absorption
Disqualification

Event

(as

defined

below)

with

respect

to

the

relevant

debt

securities

to

be

redeemed.

“Loss

Absorption

Disqualification

Event”

means

the

whole

or

any

part

of

the

outstanding

aggregate

principal

amount

of

the

relevant

debt
securities

at

any

time

being

excluded

from

or

ceasing

to

count

towards

our

and/or

the

Group’s

own

funds

and

eligible

liabilities

and/or

loss
absorbing

capacity,

in

each

case

for

the

purposes

of,

and

in

accordance

with,

the

relevant

Capital

Regulations,

provided

that

a

Loss

Absorption
Disqualification

Event

shall

not

occur

if

such

whole

or

part

of

the

outstanding

principal

amount

of

the

relevant

debt

securities

is

excluded

from,

or
ceases

to

count

towards,

such

own

funds

and

eligible

liabilities

and/or

loss

absorbing

capacity

due

to

the

remaining

maturity

of

such

debt
securities

being

less

than

the

period

prescribed

in

the

prospectus

supplement

for

the

relevant

debt

securities.
“Loss

Absorption

Regulations

Event”

means

that

(i)

any

Capital

Regulations

become

effective

with

respect

to

Barclays

and/or

the

Group

or

(ii)
there

is

an

amendment

to,

or

change

in,

any

Capital

Regulations,

or

any

change

in

the

official

application

of

any

Capital

Regulations,

which
becomes

effective

with

respect

to

Barclays

and/or

the

Group.
Regulatory

Event

Redemption
If

there

is

a

change

in

the

regulatory

classification

of

the

Dated

Subordinated

Debt

Securities

that

occurs

on

or

after

their

issue

date

and

that
does,

or

would

be

likely

to,

result

in

the

whole

or

any

part

of

the

outstanding

aggregate

principal

amount

of

such

Dated

Subordinated

Debt
Securities

at

any

time

being

excluded

from

or

ceasing

to

count

towards,

the

Group’s

tier

2

capital,

we

may,

at

our

option,

at

any

time,

redeem
the

affected

Dated

Subordinated

Debt

Securities,

in

whole

but

not

in

part,

at

an

amount

equal

to

100%

of

their

principal

amount

together

with
accrued

but

unpaid

interest,

if

any.

Payment

of

Debt

Security

Additional

Amounts
We

will

pay

any

amounts

to

be

paid

by

us

on

any

series

of

debt

securities

without

deduction

or

withholding

for,

or

on

account

of,

any

and

all
present

or

future

income,

stamp

and

other

taxes,

levies,

imposts,

duties,

charges,

fees,

deductions

or

withholdings

(“Taxes”)

now

or

hereafter
imposed,

levied,

collected,

withheld

or

assessed

by

or

on

behalf

of

a

Taxing

Jurisdiction,

unless

the

deduction

or

withholding

is

required

by

law.
If

at

any

time

a

Taxing

Jurisdiction

requires

us

to

deduct

or

withhold

Taxes,

we

will

pay

the

additional

amounts

of,

or

in

respect

of,

the

principal
of,

any

premium,

if

any,

and

any

interest

on,

the

debt

securities

(“Debt

Security

Additional

Amounts”)

that

are

necessary

so

that

the

net

amounts
paid

to

the

holders,

after

the

deduction

or

withholding,

shall

equal

the

amounts

which

would

have

been

payable

had

no

such

deduction

or

withholding

been

required.

However,

certain

exceptions

are

set

forth

in

the

relevant

prospectus

and/or

prospectus

supplement

for

a

particular
series

of

debt

securities.
The

relevant

Indentures

for

each

series

of

the

debt

securities

provide

that

we

will

not

pay

Debt

Security

Additional

Amounts

for

Taxes

that

are
payable

because:

(i)

the

holder

or

the

beneficial

owner

of

the

debt

securities

is

a

domiciliary,

national

or

resident

of,

or

engages

in

business

or

maintains

a
permanent

establishment

or

is

physically

present

in,

a

Taxing

Jurisdiction

requiring

that

deduction

or

withholding,

or

otherwise

has

some
connection

with

the

Taxing

Jurisdiction

other

than

the

holding

or

ownership

of

the

debt

security,

or

the

collection

of

any

payment

of,

or

in
respect

of,

the

principal

of,

any

premium

or

any

interest

on,

any

debt

securities

of

the

relevant

series;
(ii)

except

in

the

case

of

our

winding-up

in

England,

the

relevant

debt

security

is

presented

for

payment

in

the

United

Kingdom;
(iii)

the

relevant

debt

security

is

presented

for

payment

more

than

30

days

after

the

date

payment

became

due

or

was

provided

for,

whichever

is
later,

except

to

the

extent

that

the

holder

would

have

been

entitled

to

the

Debt

Security

Additional

Amounts

on

presenting

the

debt

security
for

payment

at

the

close

of

such

30-day

period;
(iv)

the

holder

or

the

beneficial

owner

of

the

relevant

debt

securities

or

the

beneficial

owner

of

any

payment

of

(or

in

respect

of)

principal

of,
premium,

if

any,

or

any

interest

on

debt

securities

failed

to

make

any

necessary

claim

or

to

comply

with

any

certification,

identification

or
other

requirements

concerning

the

nationality,

residence,

identity

or

connection

with

the

Taxing

Jurisdiction

of

such

holder

or

beneficial
owner,

if

such

claim

or

compliance

is

required

by

statute,

treaty,

regulation

or

administrative

practice

of

the

Taxing

Jurisdiction

as

a
condition

to

relief

or

exemption

from

such

Taxes;
(v)

such

Taxes

are

imposed

on

a

payment

to

an

individual

and

are

required

to

be

made

pursuant

to

the

European

Union

Directive

on

the
taxation

of

savings

income,

adopted

on

June

3,

2003,

or

any

law

implementing

or

complying

with,

or

introduced

in

order

to

conform

to,

such
Directive;

(vi)

the

relevant

debt

security

is

presented

for

payment

by

or

on

behalf

of

a

holder

who

would

have

been

able

to

avoid

such

deduction

or
withholding

by

presenting

the

relevant

debt

security

to

another

paying

agent

in

a

member

state

of

the

European

Union

or

elsewhere;

or
(vii)

if

the

Taxes

would

not

have

been

imposed

or

would

have

been

excluded

under

one

of

the

preceding

points

if

the

beneficial

owner

of,

or
person

ultimately

entitled

to

obtain

an

interest

in,

the

debt

securities

had

been

the

holder

of

the

debt

securities.
However,

the

terms

of

the

3.20%

Fixed

Rate

Senior

Notes

due

2021,

Floating

Rate

Senior

Notes

due

2021,

3.684%

Fixed

Rate

Senior

Notes
due

2023,

4.337%

Fixed

Rate

Senior

Notes

due

2028,

4.950%

Fixed

Rate

Senior

Notes

due

2047

and

Floating

Rate

Senior

Notes

due

2023

(3
month

USD

LIBOR

plus

1.625%

p.a.)

do

not

include

the

exception

set

out

under

paragraph

(v)

above.

The

Dated

Subordinated

Debt

Securities
Indenture

dated

May

9,

2017

and

the

Senior

Debt

Securities

Indenture

dated

January

17,

2018

and

the

debt

securities

issued

pursuant

thereto,
do

not

include

the

exceptions

set

out

under

paragraphs

(v)

and

(vi)

above.
Modification

and

Waiver
We

and

the

Trustee

may

make

certain

modifications

and

amendments

to

the

indenture

applicable

to

each

series

of

debt

securities

without

the
consent

of

the

holders

of

the

debt

securities.

We

may

make

other

modifications

and

amendments

with

the

consent

of

the

holder(s)

of

not

less
than,

in

the

case

of

the

Senior

Debt

Securities,

a

majority

of,

or

in

the

case

of

the

Dated

Subordinated

Debt

Securities,

66

2
⁄
3
%

in

aggregate
principal

amount

of

the

debt

securities

of

the

series

outstanding

under

the

applicable

indenture

that

are

affected

by

the

modification

or
amendment.

However,

we

may

not

make

any

modification

or

amendment

without

the

consent

of

the

holder

of

each

affected

debt

security

that
would:
●

change

the

terms

of

any

debt

security

to

change

the

stated

maturity

date

of

its

principal

amount;
●

change

the

principal

amount

of,

or

any

premium,

or

rate

of

interest,

with

respect

to

any

debt

security;
●

reduce

the

amount

of

principal

on

a

discount

debt

security

that

would

be

due

and

payable

upon

an

acceleration

of

the

maturity

date

of

any
series

of

debt

securities;
●

change

our

obligation,

or

any

successor’s,

to

pay

Debt

Security

Additional

Amounts;
●

change

the

places

at

which

payments

are

payable

or

the

currency

of

payment;
●

impair

the

right

to

sue

for

the

enforcement

of

any

payment

due

and

payable;
●

reduce

the

percentage

in

aggregate

principal

amount

of

outstanding

debt

securities

of

the

series

necessary

to

modify

or

amend

the

relevant
indenture

or

to

waive

compliance

with

certain

provisions

of

the

relevant

indenture

and

any

past

event

of

default

or

enforcement

event

(in
each

case,

as

defined

in

the

relevant

indenture);
●

change

our

obligation

to

maintain

an

office

or

agency

in

the

place

and

for

the

purposes

specified

in

the

relevant

indenture;
●

modify

the

subordination

provisions,

if

any,

or

the

terms

and

conditions

of

our

obligations

in

respect

of

the

due

and

punctual

payment

of

the
amounts

due

and

payable

on

the

debt

securities,

in

either

case

in

a

manner

adverse

to

the

holders;

or
●

modify

the

foregoing

requirements

or

the

provisions

of

the

relevant

indenture

relating

to

the

waiver

of

any

past

event

of

default

or
enforcement

event

(in

each

case,

as

defined

in

the

relevant

indenture)

or

covenants,

except

as

otherwise

specified.
Unless

the

relevant

prospectus

supplement

provides

otherwise,

in

addition,

any

variations

in

the

terms

and

conditions

of

Dated

Subordinated
Debt

Securities

of

any

series,

including

modifications

relating

to

the

subordination

or

redemption

provisions

of

such

Dated

Subordinated

Debt
Securities,

can

only

be

made

in

accordance

with

the

rules

and

requirements

of

the

PRA,

as

and

to

the

extent

applicable

from

time

to

time.
Events

of

Default

and

Enforcement

Events

and

Remedies
Senior

Debt

Securities
Senior

Events

of

Default
With

respect

to

the

Senior

Debt

Securities

for

which

“Senior

Events

of

Default”

is

indicated

in

the

table

above,

each

of

the

following

is

a

“Senior
Event

of

Default”:

●

Failure

to

pay

any

principal

or

interest

on

any

Senior

Debt

Securities

of

that

series

within

14

days

from

the

due

date

for

payment

and

such
failure

to

pay

persists

for

a

further

14

days

following

written

notice

from

the

Trustee

or

from

holders

of

25%

in

principal

amount

of

the

Senior
Debt

Securities

of

that

series

requiring

us

to

make

payment,

unless

such

payment

was

withheld

in

order

to

comply

with

a

law,

regulation

or
order

of

any

court

of

competent

jurisdiction;
●

Breach

of

any

covenant

or

warranty

of

the

relevant

Senior

Debt

Securities

Indenture

(other

than

payment,

as

stated

above)

and

that

breach
is

not

remedied

within

21

days

following

written

notice

from

the

Trustee

or

from

holders

of

at

least

25%

in

principal

amount

of

the

Senior
Debt

Securities

of

that

series

requiring

us

to

remedy

the

breach;

or

●

Either

an

English

court

of

competent

jurisdiction

issues

an

order

which

is

not

successfully

appealed

within

30

days,

or

an

effective
shareholders’

resolution

is

validly

adopted,

for

our

winding-up

(other

than

under

or

in

connection

with

a

scheme

of

reconstruction,

merger

or
amalgamation

not

involving

bankruptcy

or

insolvency).
If

a

Senior

Event

of

Default

occurs

and

is

continuing,

the

Trustee

or

the

holders

of

at

least

25%

in

outstanding

principal

amount

of

the

affected
series

of

Senior

Debt

Securities

may

declare

such

Senior

Debt

Securities

to

be

due

and

repayable

immediately

(and

such

Senior

Debt
Securities

shall

thereby

become

due

and

repayable)

at

their

outstanding

principal

amount

(or

at

such

other

repayment

amount

as

may

be
specified

in

or

determined

in

accordance

with

the

relevant

indenture)

together

with

accrued

interest,

if

any.

The

Trustee

may

at

its

discretion

and
without

further

notice

institute

such

proceedings

as

it

may

think

suitable

against

us

to

enforce

payment.

Subject

to

the

provisions

included

in

the
relevant

indenture

for

the

indemnification

of

the

Trustee,

the

holders

of

a

majority

in

aggregate

principal

amount

of

the

outstanding

Senior

Debt
Securities

of

the

affected

series

have

the

right

to

direct

the

Trustee

to

take

enforcement

action

with

respect

to

that

series;

provided

that

such
direction

does

not

conflict

with

any

rule

of

law

or

the

relevant

indenture,

and

is

not

unjustly

prejudicial

to

the

holder(s)

of

any

Senior

Debt
Securities

of

that

series

not

taking

part

in

the

direction,

in

either

case

as

determined

by

the

Trustee

in

its

sole

discretion.

The

Trustee

may

also
take

any

other

action,

not

inconsistent

with

the

direction,

that

it

deems

proper.
The

holders

of

a

majority

of

the

aggregate

principal

amount

of

the

outstanding

Senior

Debt

Securities

of

any

affected

series

may

also

waive

any
past

Event

of

Default

with

respect

to

the

affected

series,

except

any

default

in

respect

of

either:
●

the

payment

of

principal

of,

or

any

premium

or

interest

on,

any

Senior

Debt

Securities;

or
●

a

covenant

or

provision

of

the

relevant

indenture

which

cannot

be

modified

or

amended

without

the

consent

of

each

holder

of

Senior

Debt
Securities

of

the

series.
Subject

to

exceptions,

the

Trustee

may

(but

is

not

obligated

to),

without

the

consent

of

the

holders,

waive

or

authorize

an

Event

of

Default

if,

in
the

opinion

of

the

Trustee,

such

waiver

or

authorization

would

not

be

materially

prejudicial

to

the

interests

of

the

holders.
The

Trustee

must

give

notice

to

each

affected

holder

within

90

days

of

a

default

with

respect

to

the

Senior

Debt

Securities

of

any

series,

unless
the

default

has

been

cured

or

waived.

However,

except

in

the

case

of

a

default

in

the

payment

of

the

principal

of,

or

premium,

if

any,

or

interest,
if

any,

on

the

Senior

Debt

Securities,

the

Trustee

will

be

entitled

to

withhold

notice

if

a

trust

committee

of

responsible

officers

of

the

Trustee
determine

in

good

faith

that

withholding

of

notice

is

in

the

interest

of

the

holders.
We

are

required

to

furnish

to

the

Trustee

annually

a

statement

as

to

our

compliance

with

all

conditions

and

covenants

under

the

relevant

Senior
Debt

Securities

Indenture.
Notwithstanding

any

contrary

provisions,

nothing

shall

impair

the

right

of

a

holder,

absent

the

holder’s

consent,

to

sue

for

any

payments

due

but
unpaid

with

respect

to

the

Senior

Debt

Securities.
Senior

Enforcement

Events
With

respect

to

the

Senior

Debt

Securities

for

which

“Senior

Events

of

Default,

Senior

Enforcement

Events”

or

“Senior

Enforcement

Events”

is
indicated

in

the

table

above,

“Senior

Enforcement

Events”

means:
●

Winding-up

–

If

(i)

a

court

of

competent

jurisdiction

in

England

(or

such

other

jurisdiction

in

which

we

may

be

organized)

makes

an

order

for
our

winding-up

which

is

not

successfully

appealed

within

30

days

of

the

making

of

such

order,

(ii)

our

shareholders

adopt

an

effective
resolution

for

our

winding-up

(other

than,

in

the

case

of

either

(i)

or

(ii)

above,

under

or

in

connection

with

a

scheme

of

reconstruction,
merger

or

amalgamation

not

involving

a

bankruptcy

or

insolvency)

or

(iii)

following

the

appointment

of

an

administrator

of

Barclays,

the
administrator

gives

notice

that

it

intends

to

declare

and

distribute

a

dividend

(each

a

“Senior

Winding

-up

Event”),

the

outstanding

principal
amount

of

the

Senior

Debt

Securities

together

with

any

accrued

but

unpaid

interest

thereon

will

become

immediately

due

and

payable.
●

Non-payment

–

If

we

fail

to

pay

any

amount

that

has

become

due

and

payable

under

the

Senior

Debt

Securities

and

such

failure

continues
for

14

days,

the

Trustee

may

give

us

notice

of

such

failure.

If

within

a

period

of

14

days

following

the

provision

of

such

notice,

the

failure
continues

and

has

not

been

cured

or

waived

(a

“Non-Payment

Event”),

the

Trustee

may

at

its

discretion

and

without

further

notice

to

us
institute

proceedings

in

England

(or

such

other

jurisdiction

in

which

we

may

be

organized)

(but

not

elsewhere)

for

our

winding-up

and/or
prove

in

our

winding-up

and/or

claim

in

our

liquidation

or

administration.
●

Breach

of

a

Performance

Obligation

–

The

Trustee

may

also,

without

further

notice,

institute

such

proceedings

against

us

as

the

Trustee
may

deem

fit

to

enforce

any

other

term,

obligation

or

condition

binding

on

us

under

the

Senior

Debt

Securities

or

the

relevant

Senior

Debt
Securities

Indenture

(i.e.,

other

than

any

payment

obligation

of

Barclays

under

or

arising

from

the

Senior

Debt

Securities

or

the

relevant
Senior

Debt

Securities

Indenture,

including,

without

limitation,

payment

of

any

principal

or

interest,

including

Debt

Security

Additional
Amounts)

(such

obligation,

a

“Performance

Obligation”);

provided

always

that

the

Trustee

(acting

on

behalf

of

the

holders

of

the

Senior

Debt
Securities)

and

the

holders

of

the

Senior

Debt

Securities

may

not

enforce,

and

may

not

be

entitled

to

enforce

or

otherwise

claim,

against

us
any

judgment

or

other

award

given

in

such

proceedings

that

requires

the

payment

of

money

by

us,

whether

by

way

of

damages

or

otherwise
(a

“Monetary

Judgment”),

except

by

proving

such

Monetary

Judgment

in

our

winding-up

and/or

by

claiming

such

Monetary

Judgment

in

our
administration.

With

respect

to

the

Senior

Debt

Securities

for

which

“Senior

Events

of

Default,

Senior

Enforcement

Events”

is

indicated

in

the

table

above,

if
inclusion

of

the

Senior

Events

of

Default

set

out

above

under

“
Senior

Events

of

Default
”

in

the

terms

of

the

Senior

Debt

Securities

results,

or
would

be

likely

to

(in

the

opinion

of

Barclays,

the

PRA

or

any

other

relevant

national

or

European

authority)

result,

in

a

Loss

Absorption
Disqualification

Event

following

a

Loss

Absorption

Regulations

Event

that

occurs

on

or

after

the

issue

date

of

such

Senior

Debt

Securities,

then
we

may,

at

our

option,

without

the

need

for

us

to

obtain

any

consent

from

any

holder

of

the

Senior

Debt

Securities,

determine

that

the

Senior
Events

of

Default

will

no

longer

apply

to

the

Senior

Debt

Securities

and

will

be

replaced

in

their

entirety

by

the

Senior

Enforcement

Events.
In

respect

of

all

series

of

Senior

Debt

Securities

to

which

Senior

Enforcement

Events

apply,

other

than

as

set

out

above

and

subject

to

the

Trust
Indenture

Act

remedies

specified

below,

no

remedy

against

us

will

be

available

to

the

Trustee

(acting

on

behalf

of

the

holders

of

the

Senior

Debt
Securities)

or

the

holders

of

the

Senior

Debt

Securities

whether

for

the

recovery

of

amounts

owing

in

respect

of

such

Senior

Debt

Securities

or
under

the

relevant

Senior

Debt

Securities

Indenture

or

in

respect

of

any

breach

by

us

of

any

of

our

obligations

under

or

in

respect

of

the

terms

of
such

Senior

Debt

Securities

or

under

the

relevant

Senior

Debt

Securities

Indenture.
Trust

Indenture

Act

Remedies
Notwithstanding

the

limitation

on

remedies

specified

above,

(i)

the

Trustee

will

have

such

powers

as

are

required

to

be

authorized

to

it

under

the
Trust

Indenture

Act

in

respect

of

the

rights

of

the

holders

of

the

Senior

Debt

Securities

under

the

provisions

of

the

Indenture

and

(ii)

nothing

shall
impair

the

right

of

a

holder

of

the

Senior

Debt

Securities

under

the

Trust

Indenture

Act,

absent

such

holder’s

consent,

to

sue

for

any

payment
due

but

unpaid

with

respect

to

the

Senior

Debt

Securities.

No

holder

of

Senior

Debt

Securities

shall

be

entitled

to

proceed

directly

against

us
except

as

described

under

“
Limitation

on

Suits
”

below.

Dated

Subordinated

Debt

Securities
Dated

Subordinated

Enforcement

Events

With

respect

to

the

Dated

Subordinated

Debt

Securities,

under

the

terms

of

each

Dated

Subordinated

Debt

Securities

Indenture,

a

“Dated
Subordinated

Enforcement

Event”

shall

occur

(i)

upon

the

occurrence

of

Dated

Subordinated

Winding

-Up

Event,

(ii)

upon

the

occurrence

of

a
Dated

Subordinated

Non-Payment

Event

or

(iii)

upon

a

breach

by

us

of

a

Dated

Subordinated

Performance

Obligation

with

respect

to

the
relevant

series

of

the

Dated

Subordinated

Debt

Securities:
●

Winding-Up

Event

–

If

(i)

a

court

of

competent

jurisdiction

in

England

(or

such

other

jurisdiction

in

which

we

may

be

organized)

makes

an
order

for

our

winding-up

which

is

not

successfully

appealed

within

30

days

of

the

making

of

such

order,

(ii)

our

shareholders

adopt

an
effective

resolution

for

our

winding-up

(other

than,

in

the

case

of

either

(i)

or

(ii)

above,

under

or

in

connection

with

a

scheme

of
reconstruction,

merger

or

amalgamation

not

involving

a

bankruptcy

or

insolvency)

or

(iii)

following

the

appointment

of

an

administrator

of
Barclays,

the

administrator

gives

notice

that

it

intends

to

declare

and

distribute

a

dividend

(each

a

“Dated

Subordinated

Winding-up

Event”),
the

outstanding

principal

amount

of

the

Dated

Subordinated

Debt

Securities

together

with

any

accrued

but

unpaid

interest

thereon

will
become

immediately

due

and

payable.
●

Non-Payment

Event

–
If

we

fail

to

pay

any

amount

that

has

become

due

and

payable

with

respect

to

the

Dated

Subordinated

Debt
Securities

and

such

failure

continues

for

14

days,

the

Trustee

may

give

us

notice

of

such

failure.

If

payment

is

not

made,

or

our

failure

to
pay

has

not

been

waived,

within

a

period

of

14

days

following

the

provision

of

such

notice,

the

Trustee

may

at

its

discretion

and

without
further

notice

to

us

institute

proceedings

in

England

(or

such

other

jurisdiction

in

which

we

may

be

organized)

(but

not

elsewhere)

for
our

winding-up

and/or

prove

in

our

winding-up

and/or

claim

in

our

liquidation

or

administration.
●

Breach

of

a

Performance

Obligation

–

The

Trustee

may

also,

without

further

notice,

institute

such

proceedings

against

us

as

it

deems

fit

to
enforce

any

other

term,

obligation

or

condition

binding

on

us

under

the

relevant

Dated

Subordinated

Debt

Securities

or

Dated

Subordinated
Debt

Securities

Indenture

(i.e.,

other

than

any

payment

obligation

as

described

above,

including,

without

limitation,

payment

of

any

principal
or

interest,

including

Debt

Security

Additional

Amounts)

(such

obligation,

a

“Dated

Subordinated

Performance

Obligation”);

provided

always
that

the

Trustee

and

the

holders

of

such

Dated

Subordinated

Debt

Securities

may

not

enforce

or

otherwise

claim

against

us

any

judgment

or
other

award

given

in

such

proceedings

that

requires

the

payment

of

money

by

us,

whether

by

way

of

damages

or

otherwise

(a

“Dated
Subordinated

Monetary

Judgment”),

except

by

proving

such

Monetary

Judgment

in

our

winding-up

and/or

by

claiming

such

Monetary
Judgment

in

our

administration.

Other

than

the

limited

remedies

specified

in

this

section

and

subject

to

“Trust

Indenture

Act

Remedies”

below,

no

remedy

against

us

will

be
available

to

the

Trustee

(acting

on

behalf

of

the

holders

of

the

Dated

Subordinated

Debt

Securities)

or

the

holders

of

the

Dated

Subordinated
Debt

Securities

whether

for

the

recovery

of

amounts

owed

by

us,

or

in

respect

of

any

breach

by

us

of

any

of

our

obligations,

under

or

in

respect
of

such

Dated

Subordinated

Debt

Securities

or

under

the

relevant

Dated

Subordinated

Debt

Securities

Indenture.
If

a

Dated

Subordinated

Enforcement

Event

occurs

and

is

continuing

with

respect

to

any

series

of

the

Dated

Subordinated

Debt

Securities,

the
Trustee

will

have

no

obligation

to

take

any

action

at

the

direction

of

any

holders

of

such

series

of

the

Dated

Subordinated

Debt

Securities,
unless

they

have

offered

the

Trustee

security

or

indemnity

satisfactory

to

the

Trustee

in

its

sole

discretion.

The

holders

of

a

majority

in

aggregate

principal

amount

of

the

outstanding

Dated

Subordinated

Debt

Securities

of

a

series

shall

have

the

right

to
direct

the

time,

method

and

place

of

conducting

any

proceeding

in

the

name

of

and

on

the

behalf

of

the

Trustee

for

any

remedy

available

to

the
Trustee

or

exercising

any

trust

or

power

conferred

on

the

Trustee

with

respect

to

such

series

of

the

Dated

Subordinated

Debt

Securities;
provided

such

direction

does

not

conflict

with

any

rule

of

law

or

the

relevant

Dated

Subordinated

Debt

Securities

Indenture

and

is

not

unjustly
prejudicial

to

the

holder(s)

of

such

series

of

the

Dated

Subordinated

Debt

Securities

not

taking

part

in

the

direction,

in

either

case,

as

determined
by

the

Trustee

in

its

sole

discretion.

The

Trustee

may

also

take

any

other

action,

consistent

with

the

direction,

that

it

deems

proper.
The

Trustee

will,

within

ninety

(90)

days

of

a

Dated

Subordinated

Enforcement

Event

with

respect

to

the

Dated

Subordinated

Debt

Securities

of
any

series,

give

to

each

affected

holder

of

the

Dated

Subordinated

Debt

Securities

of

the

affected

series

notice

of

any

default

known

to

the
Trustee,

unless

the

default

has

been

cured

or

waived.

However,

the

Trustee

will

be

entitled

to

withhold

notice

if

a

trust

committee

of

responsible
officers

of

the

Tru

stee

determine

in

good

faith

that

withholding

of

notice

is

in

the

interest

of

the

holders.
We

are

required

to

furnish

to

the

Trustee

annually

a

statement

as

to

our

compliance

with

all

conditions

and

covenants

under

the

relevant

Dated
Subordinated

Debt

Securities

Indenture.
Trust

Indenture

Act

Remedies
Notwithstanding

the

limitation

on

remedies

specified

above,

(i)

the

Trustee

will

have

such

powers

as

are

required

to

be

authorized

to

it

under

the
Trust

Indenture

Act

in

respect

of

the

rights

of

the

holders

of

the

Dated

Subordinated

Debt

Securities

under

the

provisions

of

the

relevant

Dated
Subordinated

Debt

Indenture

and

(ii)

nothing

shall

impair

the

right

of

a

holder

of

the

Dated

Subordinated

Debt

Securities

under

the

Trust
Indenture

Act,

absent

such

holder’s

consent,

to

sue

for

any

payment

due

but

unpaid

with

respect

to

the

Dated

Subordinated

Debt

Securities;
provided

that,

in

the

case

of

each

of

(i)

and

(ii)

above,

any

payments

in

respect

of,

or

arising

from,

the

Dated

Subordinated

Debt

Securities,
including

any

payments

or

amounts

resulting

or

arising

from

the

enforcement

of

any

rights

under

the

Trust

Indenture

Act

in

respect

of

the

Dated
Subordinated

Debt

Securities,

are

subject

to

the

subordination

provisions

set

forth

in

the

relevant

Dated

Subordinated

Debt

Indenture.
Limitation

on

Suits
Before

a

holder

of

debt

securities

may

bypass

the

Trustee

and

bring

its

own

lawsuit

or

other

formal

legal

action

or

take

other

steps

to

enforce

its
rights

or

protect

its

interests

relating

to

the

debt

securities,

the

following

must

occur:
●

The

holder

must

give

the

Trustee

written

notice

that

an

event

of

default

or

enforcement

event

(in

each

case,

as

defined

in

the

relevant
indenture)

has

occurred

and

remains

uncured,

and

include

any

other

information

stipulated

by

the

relevant

indenture.
●

The

holders

of

25%

in

principal

amount

of

all

outstanding

debt

securities

of

the

relevant

series

must

make

a

written

request

that

the

Trustee
take

action

because

of

the

default,

and

the

holder

must

offer

to

the

Trustee

indemnity

or

security

satisfactory

to

the

Trustee

in

its

sole
discretion

against

the

cost

and

other

liabilities

of

taking

that

action.
●

The

Trustee

must

not

have

taken

action

for

60

days

after

receipt

of

the

above

notice

and

offer

of

any

security

and/or

indemnity

(subject

to
the

terms

of

the

relevant

indenture),

and

the

Trustee

must

not

have

received

an

inconsistent

direction

from

the

majority

in

principal

amount
of

all

outstanding

debt

securities

of

the

relevant

series

during

that

period.
Notwithstanding

any

contrary

provisions,

nothing

shall

impair

the

right

of

a

holder,

absent

the

holder’s

consent,

to

sue

for

any

payments

due

but
unpaid

with

respect

to

the

debt

securities.
Exercise

of

U.K.

Bail-in

Power
The

Relevant

U.K.

Resolution

Authority

(which

refers

to

any

authority

with

the

ability

to

exercise

a

U.K.

Bail-in

Power)

may

exercise

the

bail-in
tool

in

respect

of

Barclays,

as

issuer,

and

the

debt

securities.

Holders

of

the

debt

securities

are

bound

by

the

exercise

of

any

U.K.

Bail-in

Power
(as

defined

in

the

prospectus

supplement

for

the

relevant

series

of

debt

securities)

by

the

Relevant

U.K.

Resolution

Authority.

This

is

not

a

waiver

of

any

rights

holders

of

debt

securities

may

have

at

law

if

and

to

the

extent

that

any

U.K.

Bail-in

Power

is

exercised

by

the

Relevant

U.K.
Resolution

Authority

in

breach

of

laws

applicable

in

England.
Generally,

exercise

of

any

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

may

result

in

(i)

the

cancellation

of

all,

or

a

portion,

of
the

principal

amount

of,

or

interest

on,

the

debt

securities;

and/

or

(ii)

the

conversion

of

all,

or

a

portion

of,

the

principal

amount

of,

or

interest

on,
the

debt

securities

into

shares

or

other

securities

or

other

obligations

of

Barclays

or

another

person,

including

by

means

of

a

variation

of

the
terms

of

the

debt

securities

to

give

effect

to

the

exercise

by

the

Relevant

U.K.

Resolution

Authority

of

such

U.K.

Bail-in

Power.
Holders

of

debt

securities

should

review

the

provisions

relating

to

U.K.

Bail-in

Power

included

in

the

relevant

prospectus

supplement

for

such
debt

securities,

including

the

section

entitled

“
Risk

Factors
”

therein.

No

repayment

of

the

principal

amount

of

the

debt

securities

or

payment

of

interest

on

the

debt

securities

shall

become

due

and

payable

after

the
exercise

of

any

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

unless

such

repayment

or

payment

would

be

permitted

to

be

made
by

Barclays

under

the

laws

and

regulations

of

the

United

Kingdom

and

the

European

Union

applicable

to

Barclays.
The

exercise

of

the

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

with

respect

to

the

debt

securities

shall

not

constitute

a

Senior
Event

of

Default,

a

Senior

Enforcement

Event

or

a

Dated

Subordinated

Enforcement

Event,

as

applicable.

Upon

the

exercise

of

any

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

with

respect

to

the

debt

securities,

the

Trustee

shall

not
be

required

to

take

any

further

directions

from

holders

of

the

debt

securities

pursuant

to

the

applicable

indenture

which

authorizes

holders

of

a
majority

in

aggregate

principal

amount

of

the

outstanding

debt

securities

of

the

relevant

series

of

Debt

Securities

to

direct

certain

actions

relating
to

the

relevant

debt

securities

and

(b)

the

applicable

indentures

impose

no

duties

upon

the

Trustee

whatsoever

with

respect

to

the

exercise

of
any

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority.

Notwithstanding

the

foregoing,

if,

following

the

completion

of

the

exercise

of
the

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

in

respect

of

the

debt

securities,

the

debt

securities

remain

outstanding

(for
example,

if

the

exercise

of

the

U.K.

Bail-in

Power

results

in

only

a

partial

write-down

of

the

principal

of

the

debt

securities),

then

the

Trustee’s
duties

under

the

relevant

Senior

Debt

Securities

Indenture

or

Dated

Subordinated

Debt

Securities

Indenture

(as

applicable)

will

apply

with
respect

to

the

relevant

debt

securities

following

such

completion

to

the

extent

agreed

by

Barclays

and

the

Trustee,

pursuant

to

a

supplemental
indenture

to

the

applicable

indenture,

or

an

amendment

thereto.
Consolidation,

Merger

and

Sale

of

Assets;

Assumption
We

may,

without

the

consent

of

holders

of

any

outstanding

debt

securities,

consolidate,

amalgamate

with

or

merge

into

any

other

corporation,

or
convey

or

transfer

or

lease

our

properties

and

assets

substantially

as

an

entirety

to

any

Person

(as

defined

below),

provided

that:

●

the

Person

formed

by

such

consolidation

or

amalgamation,

or

into

which

Barclays

is

merged,

or

the

Person

which

acquires

by

conveyance
or

transfer,

or

which

leases

the

properties

and

assets

of

Barclays

substantially

as

an

entirety

expressly

assumes

by

supplemental

indenture
all

of

Barclays’

obligations

under

the

outstanding

debt

securities

and

the

relevant

indentures;

●

immediately

after

giving

effect

to

such

transaction,

no

Senior

Event

of

Default

(or

Senior

Winding

-up

Event,

as

defined

above)

or

Dated
Subordinated

Winding

-up

Event,

as

applicable,

and

no

event

which,

after

notice

or

lapse

of

time

or

both,

would

become

a

Senior

Event

of
Default

(or

Senior

Winding

-up

Event,

as

defined

above)

or

Dated

Subordinated

Winding-up

Event,

as

applicable,

shall

have

happened

and
be

continuing;

and

●

we

have

delivered

to

the

Trustee

an

officer’s

certificate

and

an

opinion

of

counsel,

each

stating

that

such

consolidation,

amalgamation,
merger,

conveyance

or

transfer

and

such

supplemental

indenture

comply

with

the

relevant

indenture

and

that

all

conditions

precedent
relating

to

such

transaction

have

been

complied

with.
The

successor

Person

formed

by

such

consolidation

or

amalgamation

or

into

which

Barclays

is

merged

or

the

Person

to

which

such
conveyance

or

transfer

is

made

will

succeed

to

and

be

substituted

for,

and

may

exercise

every

right

and

power

of,

Barclays

under

the

relevant
indenture

with

the

same

effect

as

if

such

successor

Person

had

been

named

as

the

issuer,

and

thereafter,

the

predecessor

Person

shall

be
relieved

of

all

obligations

and

covenants

under

the

relevant

indenture

and

the

relevant

series

of

debt

securities.
In

this

section,

“Person”

means

any

individual,

corporation,

partnership,

joint

venture,

association,

joint-stock

company,

trust,

unincorporated
organization

or

government

or

any

agency

or

political

subdivision

thereof.
Satisfaction

and

Discharge

When

(i)

Barclays

delivers

to

the

Trustee

all

outstanding

debt

securities

of

any

series

(other

than

debt

securities

which

have

been

replaced

or
paid

because

they

were

destroyed,

lost

or

stolen)

for

cancellation,

or

(ii)

all

outstanding

debt

securities

of

any

series

have

become

due

and
payable

or

are

by

their

terms

due

and

payable

within

one

year

whether

at

maturity

or

are

to

be

called

for

redemption

within

one

year

under
arrangements

satisfactory

to

the

Trustee,

and

in

the

case

of

clause

(ii)

Barclays

deposits

or

causes

to

be

deposited

with

the

Trustee

funds
sufficient

to

pay

and

discharge

all

claims

with

respect

to

all

outstanding

debt

securities

of

any

series,

including

accrued

interest

thereon,

if

any,
at

maturity

or

upon

redemption

of

such

debt

securities,

and

if

in

either

case,

Barclays

pays

all

other

sums

related

to

the

debt

securities

of

such
series

payable

under

the

relevant

indenture

by

Barclays,

and

Barclays

has

delivered

to

the

Trustee

an

officer’s

certificate

and

an

opinion

of
counsel,

each

stating

that

all

conditions

precedent

relating

to

the

satisfaction

and

discharge

of

the

relevant

indenture

have

been

complied

with,
then

the

indenture

shall

(subject

to

certain

surviving

provisions)

cease

to

be

of

further

effect

with

respect

to

such

series

of

debt

securities,

and
the

Tru

stee,

at

Barclays’

expense,

shall

execute

proper

instruments

acknowledging

satisfaction

and

discharge

of

the

relevant

indenture

with
respect

to

such

series

of

debt

securities.

Defeasance

and

Discharge

For

the

Dated

Subordinated

Debt

Securities

issued

under

the

Dated

Subordinated

Debt

Securities

Indenture

dated

September

11,

2014,

at

our
option,

either

(1)

we

shall

be

deemed

to

have

been

discharged

from

our

obligations

with

respect

to

any

series

of

Dated

Subordinated

Debt
Securities

after

the

applicable

conditions

set

forth

below

have

been

satisfied,

or

(2)

we

shall

cease

to

be

under

any

obligation

to

comply

with

any
term,

provision

or

condition

set

forth

for

the

relevant

Dated

Subordinated

Debt

Securities,

at

any

time

after

the

applicable

conditions

set

forth
below

have

been

satisfied:
(a)

we

shall

have

deposited

or

caused

to

be

deposited

irrevocably

with

the

Trustee

or

its

agent

as

trust

funds

in

trust,

specifically

pledged

as
security

for,

and

dedicated

solely

to,

the

benefit

of

the

holders

of

the

relevant

Dated

Subordinated

Debt

Securities

and

the

holders

of

any
coupons

appertaining

thereto

(i)

money

in

an

amount,

or

(ii)

U.S.

government

obligations

which

through

the

payment

of

interest

and
principal

in

respect

thereof

in

accordance

with

their

terms

will

provide,

not

later

than

the

due

date

of

any

payment,

money

in

an

amount,

or
(iii)

a

combination

of

(i)

and

(ii),

in

each

case

sufficient,

in

the

opinion

(with

respect

to

(ii)

and

(iii))

of

a

nationally

recognized

firm

of
independent

public

accountants

expressed

in

a

written

certification

thereof

delivered

to

the

Trustee,

to

pay

and

discharge,

and

which

shall

be

applied

by

the

Trustee

(or

any

such

other

qualifying

trustee)

to

pay

and

discharge,

the

principal

of

(and

premium,

if

any)

and

interest

on,
the

outstanding

Dated

Subordinated

Debt

Securities

of

such

series

and

any

coupons

appertaining

thereto;
(b)

no

event

which

is,

or

after

notice

or

lapse

of

time

or

both

would

become,

a

Dated

Subordinated

Enforcement

Event

with

respect

to

the
relevant

Dated

Subordinated

Debt

Securities

shall

have

occurred

and

be

continuing

at

the

time

of

such

deposit;
(c)

we

must

deliver

to

the

Trustee

an

opinion

of

counsel

to

the

effect

that

holders

of

the

Dated

Subordinated

Debt

Securities

of

such

series

will
not

recognize

income,

gain

or

loss

for

Federal

income

tax

purposes

as

a

result

of

such

exercise

of

option

and

will

be

subject

to

U.S.

federal
income

tax

on

the

same

amount

and

in

the

same

manner

and

at

the

same

times

as

would

have

been

the

case

if

such

option

had

not

been
exercised,

and,

in

the

case

of

Dated

Subordinated

Debt

Securities

being

discharged,

such

opinion

shall

be

accompanied

by

a

private

letter
ruling

to

that

effect

received

from

the

United

States

Internal

Revenue

Service

or

a

revenue

ruling

pertaining

to

a

comparable

form

of
transaction

to

that

effect

published

by

the

United

States

Internal

Revenue

Service;

and
(d)

we

shall

have

delivered

to

the

Trustee

an

officer’s

certificate

and

an

opinion

of

counsel,

each

stating

that

all

conditions

precedent

have

been
complied

with,

and

an

opinion

of

counsel

to

the

effect

that

the

exercise

of

the

option

set

out

under

this

section

would

not

cause

such

Dated
Subordinated

Debt

Securities

to

be

delisted;
The

Trustee

and

Paying

Agent
The

Bank

of

New

York

Mellon,

London

Branch,

One

Canada

Square,

London

E14

5AL,

United

Kingdom,

acts

as

the

Trustee

under

the
indentures

and

initial

principal

paying

agent

for

the

debt

securities.

Governing

Law
The

debt

securities,

the

relevant

Senior

Debt

Securities

Indenture

and

the

relevant

Dated

Subordinated

Debt

Securities

Indenture

are

governed
by

and

construed

in

accordance

with

the

laws

of

the

State

of

New

York,

except

that

any

applicable

subordination

provisions

of

each

series

of
Dated

Subordinated

Debt

Securities

and

any

applicable

provisions

relating

to

waiver

of

set-off

of

each

series

of

Dated

Subordinated

Debt
Securities

and

the

Senior

Debt

Securities

issued

under

the

Senior

Debt

Securities

Indenture

dated

January

17,

2018

and

the

related

provisions
in

the

relevant

indenture

are

governed

by

and

construed

in

accordance

with

English

law.